                As filed with the Securities and Exchange Commission
                                 on April 26, 1999

                             Registration No. 33-51126

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                      FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.  ___                                        / /
Post-Effective Amendment No. 11                                         /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.  12                                                       /X/

                          (Check appropriate box or boxes)

          Separate Account II of National Integrity Life Insurance Company
                             (Exact Name of Registrant)

                     National Integrity Life Insurance Company
                                (Name of Depositor)

                    515 West Market Street, Louisville, KY 40202
        (Address of Depositor's Principal Executive Offices)     (Zip Code)
         Depositor's Telephone Number, including Area Code  (502) 582-7900

                                  Kevin L. Howard
                     National Integrity Life Insurance Company
                               515 West Market Street
                            Louisville, Kentucky  40202
                      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

           / /  immediately upon filing pursuant to paragraph (b) of Rule 485

           /X/  on May 1, 1998 pursuant to paragraph (b) of Rule 485

           / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

           / /  on  (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

           /X/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                      PINNACLE
                         FLEXIBLE PREMIUM VARIABLE ANNUITY
                issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY


This prospectus describes a flexible premium variable annuity contract offered by National Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. (ARM). The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Separate Account II funds the Variable Annuity contracts. You may allocate contributions to various available investment divisions of Separate Account II, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options are invested in shares of the Portfolios of the following mutual funds: BT Insurance Funds Trust; Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP II), and Fidelity's Variable Insurance Products Fund III (VIP III), trust funds of the Fidelity Investments-Registered Trademark- group of companies; The Legends Fund, Inc.; Janus Aspen Series; J.P. Morgan Series Trust II; Morgan Stanley Dean Witter Universal Funds, Inc.; and Select Ten Plus Fund, LLC. The prospectuses for the Portfolios describe their investment objectives, policies and risks. The value of your contributions to the Variable Account Options reflects the performance of the Portfolios. There are 27 Variable Account Options available under Separate Account II:


     BT FUNDS TRUST                                              FIDELITY'S VIP FUNDS
     EAFE-Registered Trademark- Equity Index Fund                VIP Equity-Income Portfolio: Initial Class
     Equity 500 Index Fund                                       VIP II Contrafund Portfolio: Initial Class
     Small Cap Index Fund                                        VIP III Growth & Income Portfolio: Initial Class
                                                                 VIP III Growth Opportunities Portfolio: Initial Class
     JANUS ASPEN SERIES                                          VIP Growth Portfolio: Service Class
     Janus Aspen Capital Appreciation Portfolio                  VIP III Mid Cap Portfolio: Service Class
     Janus Aspen Balanced Portfolio
     Janus Aspen Worldwide Growth Portfolio                      J.P. MORGAN SERIES TRUST II
     Janus Aspen Money Market Portfolio                          J.P. Morgan International Opportunities Portfolio
                                                                 J.P. Morgan Bond Portfolio

     LEGENDS FUND                                                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
     Harris Bretall Sullivan & Smith Equity Growth Portfolio     MSDW Universal Funds Asian Equity Portfolio
     Zweig Asset Allocation Portfolio                            MSDW Universal Funds Emerging Markets Debt Portfolio
     Zweig Equity (Small Cap) Portfolio                          MSDW Universal Funds High Yield Portfolio
     Scudder Kemper Value Portfolio                              MSDW Universal Funds U.S. Real Estate Portfolio


                                SELECT TEN PLUS FUND
                           Select Ten Plus Division March
                           Select Ten Plus Division June
                         Select Ten Plus Division September
                         Select Ten Plus Division December

We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution less prior withdrawals plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at National Integrity Life Insurance Company, 15 Matthews Street, Suite 200, Goshen, New York, 10924. You may also call the following toll-free number:
1-800-433-1778.

Registration statements relating to the contracts, which include a Statement of Additional Information dated May 1, 1999, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACTS ON THE SEC'S INTERENET SITE AT HTTP://WWW.SEC.GOV, OR, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-6009.

The date of this Prospectus is May 1, 1999.

                                  TABLE OF CONTENTS

                                                                            PAGE
SECTION 1 - SUMMARY
Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . .    1
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . .    1
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . .    1
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . . .    1
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . . .    2
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . .    2
Risk/Return Summary:  Investments and Risks. . . . . . . . . . . . . . . .    3
Year 2000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . .    4
Examples . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

SECTION 2 - NATIONAL INTEGRITY AND SEPARATE ACCOUNT II

National Integrity Life Insurance Company. . . . . . . . . . . . . . . . .    8
Separate Account II and the Variable Account Options . . . . . . . . . . .    8
Assets of Our Separate Account . . . . . . . . . . . . . . . . . . . . . .    8
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . .    8

SECTION 3 - YOUR INVESTMENT OPTIONS

The Legends Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
BT Insurance Funds Trust . . . . . . . . . . . . . . . . . . . . . . . . .   10
Fidelity's Variable Insurance Products Funds . . . . . . . . . . . . . . .   10
Janus Aspen Series . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
J.P. Morgan Series Trust II. . . . . . . . . . . . . . . . . . . . . . . .   12
Morgan Stanley Dean Witter Universal Funds, Inc. . . . . . . . . . . . . .   12
The Select Ten Plus Fund . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Performance History of the Dogs of the Dow Strategy -- Comparison
     of Historical Total Return. . . . . . . . . . . . . . . . . . . . . .   16
Fixed Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     Guaranteed Rate Options . . . . . . . . . . . . . . . . . . . . . . .   17
       Renewals of GRO Accounts. . . . . . . . . . . . . . . . . . . . . .   17
       Market Value Adjustments. . . . . . . . . . . . . . . . . . . . . .   18
     Systematic Transfer Option. . . . . . . . . . . . . . . . . . . . . .   18

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . .   19
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . .   19
Portfolio Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Reduction or Elimination of Separate Account or Administrative Charges . .   19
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . .   20
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . .   20
Reduction or Elimination of the Contingent Withdrawal Charge . . . . . . .   20
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21


                                         iii

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . .   21
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Units in Separate Account II . . . . . . . . . . . . . . . . . . . . . . .   22
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . .   22
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . .   24
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Fixed Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . .   26

SECTION 6 - VOTING RIGHTS

Portfolio Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . .   26
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . . .   26
How Portfolio Shares Are Voted . . . . . . . . . . . . . . . . . . . . . .   27
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . .   27

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . .   27
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . .   28
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . .   29
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . .   29
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . .   29
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . .   29
Impact of Taxes on National Integrity. . . . . . . . . . . . . . . . . . .   29
Transfers Among Investment Options . . . . . . . . . . . . . . . . . . . .   29

SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . . .   30
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Systematic Transfer Program. . . . . . . . . . . . . . . . . . . . . . . .   31
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . .   31
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . . .   32
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . . . .   32
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .   32

SECTION 9 - PRIOR CONTRACTS

Death Benefit Information for Contacts Issued Before January 1, 1997 . . .   33
Reduction in Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . .   34
Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . . .   35
Hardship Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
Fixed Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35


                                          iv

Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
APPENDIX A  - FINANCIAL INFORMATION FOR SEPARATE ACCOUNT II. . . . . . . .   38
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT . . . . . . . . . .   41
APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION. . .   44

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means National Integrity Life Insurance Company. When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all the rights under the contract until annuity payments begin. If there are Joint Owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first Joint Owner to die will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity contract, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it's above the minimum required contribution, discussed below.

The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Section 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000. Contributions after your initial one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Section 5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "The Select Ten Plus Fund" in Section 3. To select Investment Options that most closely reflect your investment goals, see
Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail in the "Charges and Fees" section below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing, or (iv) transfer of your STO contributions. All of these programs are discussed in Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about the account charges, see Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each year with no withdrawal charges. After the first 10% within a year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Section 4, "Contingent Withdrawal Charge" and Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Options from the date you purchased it until the date we receive your cancelled contract, along with any charges deducted. If your state requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions and the Janus Aspen Capital Appreciation Portfolio are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in one of these Portfolios may experience greater fluctuations in value than an investment in a diversified Portfolio. In addition, the non-diversified Portfolios may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. We are evaluating, on an ongoing basis, our computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES

Contract Owner Transaction Expenses
-----------------------------------

     Sales Load on Purchases . . . . . . . . . . . . . . . . . . . . . . .    $0
     Deferred Sales Load (as a percentage of contributions)(1) . . . . . . 7% Maximum
     Exchange Fee(2) . . . . . . . . . . . . . . . . . . . . . . . . . . .    $0

Annual Administrative Charge
----------------------------

     Annual Administrative Charge* . . . . . . . . . . . . . . . . . . . .   $30
     * This charge applies only if the Account Value is less than
       $50,000 at the end of any contract year before your Retirement
       Date. See "Annual Administrative Charge" in Section 4.

Annual Expenses of the Separate Account
(As a Percentage of Average Account Value)(3)
---------------------------------------------

     Mortality and Expense Risk Charge . . . . . . . . . . . . . . . . .   1.20%
     Administrative Expenses . . . . . . . . . . . . . . . . . . . . . .    .15%
     Total Separate Account Annual Expenses. . . . . . . . . . . . . . .   1.35%

Portfolio Annual Expenses After Waivers/Reimbursements
(As a Percentage of Average Net Assets)
---------------------------------------


                                                              Management       Other      Total Annual
Portfolio                                                        Fees        Expenses       Expenses
---------                                                        ----        --------       --------
EAFE-Registered Trademark- Equity Index. . . . . . . . . .      0.45%(4)       0.20%(4)       0.65%(4)
Equity 500 Index . . . . . . . . . . . . . . . . . . . . .      0.20%(4)       0.10%(4)       0.30%(4)
Small Cap Index. . . . . . . . . . . . . . . . . . . . . .      0.35%(4)       0.10%(4)       0.45%(4)
VIP Equity-Income: Initial Class . . . . . . . . . . . . .      0.49%          0.08%          0.57%(5)
VIP II Contrafund: Initial Class . . . . . . . . . . . . .      0.59%          0.07%          0.66%(5)
VIP III Growth & Income: Initial Class . . . . . . . . . .      0.49%          0.11%          0.60%(5)
VIP III Growth Opportunities: Initial Class. . . . . . . .      0.59%          0.11%          0.70%(5)
VIP Growth: Service Class. . . . . . . . . . . . . . . . .      0.59%          0.16%(6)       0.75%(5)
VIP III Mid Cap: Service Class . . . . . . . . . . . . . .      0.56%          0.54%(6)       1.10%(7)
Harris Bretall Sullivan & Smith Equity Growth. . . . . . .      0.65%          0.30%          0.95%(8)
Scudder Kemper Value . . . . . . . . . . . . . . . . . . .      0.65%          0.29%          0.94%(8)
Zweig Asset Allocation . . . . . . . . . . . . . . . . . .      0.90%          0.28%          1.18%(8)
Zweig Equity (Small Cap) . . . . . . . . . . . . . . . . .      1.05%          0.47%          1.52%(8)
Janus Aspen Capital Appreciation . . . . . . . . . . . . .      0.70%(9)       0.22%(9)       0.92%(9)
Janus Aspen Balanced . . . . . . . . . . . . . . . . . . .      0.72%(9)       0.02%(9)       0.74%(9)
Janus Aspen Worldwide Growth . . . . . . . . . . . . . . .      0.65%(9)       0.07%(9)       0.72%(9)
Janus Aspen Money Market . . . . . . . . . . . . . . . . .      0.25%(9)       0.09%(9)       0.34%(9)
J.P. Morgan International Opportunities. . . . . . . . . .      0.60%          0.60%(10)      1.20%(10)
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . . . .      0.30%          0.45%(10)      0.75%(10)
MSDW Universal Funds Asian Equity. . . . . . . . . . . . .      0.00%(11)      1.21%(11)      1.21%(11)
MSDW Universal Funds Emerging Markets Debt . . . . . . . .      0.27%(11)      1.25%(11)      1.52%(11)
MSDW Universal Funds High Yield. . . . . . . . . . . . . .      0.15%(11)      0.65%(11)      0.80%(11)
MSDW Universal Funds U.S. Real Estate. . . . . . . . . . .      0.17%(11)      0.93%(11)      1.10%(11)
Select Ten Plus Division March . . . . . . . . . . . . . .      0.50%(12)      0.35%(13)      0.85%(13)
Select Ten Plus Division  June . . . . . . . . . . . . . .      0.50%(12)      0.35%(13)      0.85%(13)
Select Ten Plus Division September . . . . . . . . . . . .      0.50%(12)      0.35%(13)      0.85%(13)
Select Ten Plus Division December. . . . . . . . . . . . .      0.50%(12)      0.35%(13)      0.85%(13)

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.

(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, asset allocation and rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Section 4.

(3) See "Deductions and Charges - Separate Account Charges" in Section 4.

(4) Under the Advisory Agreement with Bankers Trust, the Portfolios will pay advisory fees at the following annual percentage rates of the average daily net assets of each Portfolio: 0.45% for the EAFE Equity Index Fund, 0.20% for the Equity 500 Index Fund and 0.35% for the Small Cap Index Fund. These fees are accrued daily and paid monthly. Bankers Trust has voluntarily undertaken to waive its fees and to reimburse the Portfolios for certain expenses so that the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund total operating expenses will not exceed 0.65%, 0.30% and 0.45%, respectively. Without the waiver and reimbursement, annualized total expense ratios for the year ended December 31, 1998 would have been as follows: 1.66% for the EAFE Equity Index Fund, 1.19% for the Equity 500 Index Fund and 1.58% for the Small Cap Index Fund.

(5) Part of the brokerage commissions that certain of Fidelity's VIP Funds pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios, or FMR on behalf of certain Portfolios, have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Without these reductions, the total operating expenses presented in the table would have been
 .58% for VIP Equity-Income Portfolio, .80% for VIP Growth Portfolio, .70% for VIP II Contrafund Portfolio, .71% for VIP III Growth Opportunities Portfolio, and .61% for VIP III Growth & Income Portfolio.

(6) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.

(7) The investment adviser agreed to reimburse part of the expenses for the VIP III Mid Cap Portfolio during the period. Without this reimbursement, the management fee, other expenses and total expenses would have been .56%, 115.40% and 115.96% respectively for the VIP III Mid Cap Portfolio.

(8) Integrity Capital Advisors has agreed to reimburse each of the Legends Fund Portfolios for operating expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of the Legends Fund. Without reimbursements, total annual expenses for the Portfolio's fiscal year ended June 30, 1998 would have been 1.56% for the Zweig Equity (Small Cap) Portfolio. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 1999. In the Legends Fund's prospectus, see "Management of the Fund."

(9) The fees and expenses in the table above are based on gross expenses after expense offset arrangements for the fiscal year ended December 31, 1998. Fee reductions for the Janus Aspen Balanced, Janus Aspen Capital Appreciation and Janus Aspen Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .67%, .07%, and .74% for Worldwide Growth Portfolio and
 .75%, .22% and .97% for Capital Appreciation Portfolio. Janus has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.

(10) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses in any fiscal year exceed 1.20% of the average daily net assets of J.P. Morgan International Opportunities Portfolio and .75% of the average daily net assets of J.P. Morgan Bond Portfolio. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been as follows: 2.66% and 3.26% for the International Opportunities Portfolio, and 0.72% and 1.02% for the Bond Portfolio.

(11) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement,the Management Fee, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been as follows: .80%, 2.00% and 2.80% for the Asian Equity Portfolio; .80%, 1.25% and 2.05% for the Emerging Markets Debt Portfolio; .50%, 0.65% and 1.15% for the High Yield Portfolio; and .80%, 0.93% and 1.73% for the U.S. Real Estate Portfolio. MSDW Investment Management Inc. or Miller Anderson & Sherrerd, LLP may modify or terminate the waivers or reductions at any time.

(12) Integrity Capital Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

(13) Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Integrity Capital Advisors estimates that operating expenses would be approximately 4.20%. Integrity Capital Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 1999.

EXAMPLES

The examples below show the expenses charged to the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                                                     1 year        3 years        5 years        10 years
---------                                                     ------        -------        -------        --------
EAFE-Registered Trademark- Equity Index. . . . . . . .       $ 90.99        $114.75        $140.98        $238.35
Equity 500 Index . . . . . . . . . . . . . . . . . . .       $ 87.41        $103.87        $122.66        $200.80
Small Cap Index. . . . . . . . . . . . . . . . . . . .       $ 88.94        $108.54        $130.54        $217.06
VIP Equity-Income: Initial Class . . . . . . . . . . .       $ 90.17        $112.27        $136.82        $229.88
VIP II Contrafund: Initial Class . . . . . . . . . . .       $ 91.10        $115.06        $141.50        $239.40
VIP III Growth & Income: Initial Class . . . . . . . .       $ 90.48        $113.20        $138.38        $233.07
VIP III Growth Opportunities: Initial Class. . . . . .       $ 91.51        $116.30        $143.57        $243.61
VIP Growth: Service Class. . . . . . . . . . . . . . .       $ 92.02        $117.84        $146.16        $248.84
VIP III Mid Cap: Service Class . . . . . . . . . . . .       $ 95.61        $128.62        $164.14        $284.71
Harris Bretall Sullivan & Smith Equity Growth. . . . .       $ 94.07        $124.01        $156.47        $269.49
Scudder Kemper Value . . . . . . . . . . . . . . . . .       $ 93.97        $123.70        $155.95        $268.47
Zweig Asset Allocation . . . . . . . . . . . . . . . .       $ 96.42        $131.07        $168.21        $292.73
Zweig Equity (Small Cap) . . . . . . . . . . . . . . .       $ 99.91        $141.44        $185.35        $326.10
Janus Aspen Capital Appreciation . . . . . . . . . . .       $ 93.76        $123.09        $154.93        $266.42
Janus Aspen Balanced . . . . . . . . . . . . . . . . .       $ 91.92        $117.53        $145.65        $247.79
Janus Aspen Worldwide Growth . . . . . . . . . . . . .       $ 91.71        $116.92        $144.61        $245.70
Janus Aspen Money Market . . . . . . . . . . . . . . .       $ 87.82        $105.12        $124.76        $205.16
J.P. Morgan International Opportunities  . . . . . . .       $ 96.63        $131.68        $169.22        $294.73
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . .       $ 92.02        $117.84        $146.16        $248.84
MSDW Universal Funds Asian Equity. . . . . . . . . . .       $ 96.73        $131.99        $169.73        $295.72
MSDW Universal Funds Emerging Markets Debt . . . . . .       $ 99.91        $141.44        $185.35        $326.10
MSDW Universal Funds High Yield  . . . . . . . . . . .       $ 92.53        $119.39        $148.75        $254.04
MSDW Universal Funds U.S. Real Estate. . . . . . . . .       $ 95.61        $128.62        $164.14        $284.71
Select Ten Plus Division March . . . . . . . . . . . .       $ 93.04        $120.93        $151.33        $259.22
Select Ten Plus Division June. . . . . . . . . . . . .       $ 93.04        $120.93        $151.33        $259.22
Select Ten Plus Division September . . . . . . . . . .       $ 93.04        $120.93        $151.33        $259.22
Select Ten Plus Division December. . . . . . . . . . .       $ 93.04        $120.93        $151.33        $259.22

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):


Portfolio                                                     1 year        3 years        5 years        10 years
---------                                                     ------        -------        -------        --------
EAFE-Registered Trademark- Equity Index. . . . . . . . .      $20.99         $64.75        $110.98        $238.35
Equity 500 Index . . . . . . . . . . . . . . . . . . . .      $17.41         $53.87       $  92.66        $200.80
Small Cap Index. . . . . . . . . . . . . . . . . . . . .      $18.94         $58.54        $100.54        $217.06
VIP Equity-Income: Initial Class . . . . . . . . . . . .      $20.17         $62.27        $106.82        $229.88
VIP II Contrafund: Initial Class . . . . . . . . . . . .      $21.10         $65.06        $111.50        $239.40
VIP III Growth & Income: Initial Class . . . . . . . . .      $20.48         $63.20        $108.38        $233.07
VIP III Growth Opportunities: Initial Class. . . . . . .      $21.51         $66.30        $113.57        $243.61
VIP Growth: Service Class. . . . . . . . . . . . . . . .      $22.02         $67.84        $116.16        $248.84
VIP III Mid Cap: Service Class . . . . . . . . . . . . .      $25.61         $78.62        $134.14        $284.71
Harris Bretall Sullivan & Smith Equity Growth. . . . . .      $24.07         $74.01        $126.47        $269.49
Scudder Kemper Value . . . . . . . . . . . . . . . . . .      $23.97         $73.70        $125.95        $268.47
Zweig Asset Allocation . . . . . . . . . . . . . . . . .      $26.42         $81.07        $138.21        $292.73
Zweig Equity (Small Cap) . . . . . . . . . . . . . . . .      $29.91         $91.44        $155.35        $326.10
Janus Aspen Capital Appreciation . . . . . . . . . . . .      $23.76         $73.09        $124.93        $266.42
Janus Aspen Balanced . . . . . . . . . . . . . . . . . .      $21.92         $67.53        $115.65        $247.79
Janus Aspen Worldwide Growth . . . . . . . . . . . . . .      $21.71         $66.92        $114.61        $245.70
Janus Aspen Money Market . . . . . . . . . . . . . . . .      $17.82         $55.12        $ 94.76        $205.16
J.P. Morgan International Opportunities. . . . . . . . .      $26.63         $81.68        $139.22        $294.73
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . . .      $22.02         $67.84        $116.16        $248.84
MSDW Universal Funds Asian Equity. . . . . . . . . . . .      $26.73         $81.99        $139.73        $295.72
MSDW Universal Funds Emerging Markets Debt . . . . . . .      $29.91         $91.44        $155.35        $326.10
MSDW Universal Funds High Yield. . . . . . . . . . . . .      $22.53         $69.39        $118.75        $254.04
MSDW Universal Funds U.S. Real Estate. . . . . . . . . .      $25.61         $78.62        $134.14        $284.71
Select Ten Plus Division March . . . . . . . . . . . . .      $23.04         $70.93        $121.33        $259.22
Select Ten Plus Division June. . . . . . . . . . . . . .      $23.04         $70.93        $121.33        $259.22
Select Ten Plus Division September . . . . . . . . . . .      $23.04         $70.93        $121.33        $259.22
Select Ten Plus Division December. . . . . . . . . . . .      $23.04         $70.93        $121.33        $259.22


These examples assume the current charges that are borne by Separate Account II, and the investment management fees and other expenses of the Portfolios as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of Separate Account II as well as those of the Portfolios. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR SEPARATE ACCOUNT II IS PROVIDED IN
APPENDIX A.

SECTION 2 - NATIONAL INTEGRITY AND SEPARATE ACCOUNT II

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in nine states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.

National Integrity is a subsidiary of ARM, which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.

SEPARATE ACCOUNT II AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to Separate Account II or to our Fixed Accounts or both. Separate Account II is established and maintained under the insurance laws of the State of New York.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of Separate Account II and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in Separate Account II in proportion to the amounts in their contracts. We can't use Separate Account II's assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to Separate Account II are credited to or charged against Separate Account II without regard to our other income, gains or losses. We may allow charges owed to us to stay in Separate Account II, and thus can participate proportionately in Separate Account II. Amounts in Separate Account II greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our the Separate Account operates, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE
MAY:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
-    register or end the registration of Separate Account II under the 1940 Act;

- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;
- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

THE LEGENDS FUND

The Legends Fund is an open-end management investment company registered with the SEC. Integrity Capital Advisors is the investment adviser to the Legends Fund. Integrity Capital Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its Portfolios. The sub-adviser for each Portfolio is listed below.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of The Legends Fund Portfolios. We can't guarantee that these objectives will be met. YOU SHOULD READ THE LEGENDS FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH

Harris Bretall Sullivan & Smith Equity Growth Portfolio's goal is growth of your Account Value. It invests primarily in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest in U.S. government securities, cash and cash equivalents when that appears to be a better choice in light of the Portfolio's investment objective or when justified by market conditions. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

SCUDDER KEMPER VALUE PORTFOLIO

Scudder Kemper Value Portfolio's goal is to increase your Account Value and to provide current income. It invests primarily in stocks that its sub-adviser considers to be undervalued. The sub-adviser's philosophy centers on choosing stocks of large, well-known companies with solid financial strength and large dividend payment histories that have low price-earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is the sub-adviser to the Portfolio.

ZWEIG ASSET ALLOCATION PORTFOLIO

Zweig Asset Allocation Portfolio seeks to increase your Account Value over the long term with investments primarily from the 1,000 most liquid stocks. The Portfolio's sub-adviser strives to do this while protecting your principal and reducing its exposure to market risk. The 1,000 most liquid stocks are those that the sub-adviser considers comparable to those included in the S&P 500, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and that are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

ZWEIG EQUITY (SMALL CAP) PORTFOLIO

Zweig Equity (Small Cap) Portfolio strives to build your Account Value with investments primarily in Small Company Stocks. The Portfolio's sub-adviser tries to do this while protecting your principal and reducing its exposure to market risk. This Portfolio doesn't look for stocks that provide you with current income. SMALL COMPANY STOCKS are the 2,000 stock positions immediately after the 1,000 largest stocks ranked in terms of market capitalization and/or trading volume, and that are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

BT INSURANCE FUNDS TRUST

The BT Insurance Funds Trust is an open-end management investment company registered with the SEC. Bankers Trust Global Asset Management Services, a unit of Bankers Trust, is the investment adviser to the BT Funds Trust.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the BT Funds Trust. We can't guarantee that these objectives will be met. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.

EAFE-Registered Trademark- EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund tries to replicate as closely as possible (before expenses are deducted) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Portfolio invests primarily in stocks of businesses organized and domiciled outside of the United States or for which the principal trading market is outside the United States.
Statistical methods will be used to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Portfolio will generally, but not necessarily, be traded on a foreign securities exchange.

EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire S&P 500.

SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire Russell 2000.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is diversified mutual fund registered with the SEC. Fidelity Management & Research Company (FMR) serves the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS PROSPECTUS CAREFULLY BEFORE INVESTING.

VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds which may be lower-quality debt securities.

VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

VIP III MID CAP PORTFOLIO

FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.


JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

JANUS ASPEN MONEY MARKET PORTFOLIO

Janus Aspen Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. There is no guarantee that the Portfolio will meet its investment goal or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio tries to preserve the value of its investments consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal through country allocation and stock valuation and selection.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

Each of the MSDW Universal Funds is a diversified mutual fund registered with
the SEC.   Morgan Stanley Dean Witter Investment Management, Inc. (MSDW
INVESTMENT MANAGEMENT) is the investment adviser for the Emerging

Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. Miller Anderson & Sherrerd, LLP (MAS) is the investment adviser for the High Yield Portfolio. MSDW Investment Management and MAS are subsidiaries of Morgan Stanley Dean Witter & Co.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MSDW Universal Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE MSDW UNIVERSAL FUNDS PROSPECTUS CAREFULLY BEFORE INVESTING.

MSDW UNIVERSAL FUNDS ASIAN EQUITY PORTFOLIO

MSDW Universal Funds Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of Asian issuers (excluding Japan). The adviser employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The adviser evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets.

MSDW UNIVERSAL FUNDS EMERGING MARKETS DEBT PORTFOLIO

MSDW Universal Funds Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

MSDW UNIVERSAL FUNDS HIGH YIELD PORTFOLIO

MSDW Universal Funds High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities of both U.S. and non-U.S. issuers. The adviser may also invest in other fixed income securities, including U.S. government securities, investment grade corporate bonds, mortgage securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will usually be greater than five years.

MSDW UNIVERSAL FUNDS U.S. REAL ESTATE PORTFOLIO

MSDW Universal Funds U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

THE SELECT TEN PLUS FUND

The Select Ten Plus Fund currently consists of four Divisions: March, June, September and December. Each of the Select Ten Plus Divisions is a mutual fund registered with the SEC. Integrity Capital Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

INVESTMENT OBJECTIVES OF THE SELECT TEN PLUS DIVISIONS

The investment objective of each Division is the same. Below is a discussion of the investment objective and strategy of the Divisions. There is no guarantee that this objective will be met. YOU SHOULD READ THE PROSPECTUS OF THE SELECT TEN PLUS FUND CAREFULLY BEFORE INVESTING.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stock in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. The four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                Division                           Investment Date
                --------                           ---------------

     Select Ten Plus Division - March        last Business Day of March

     Select Ten Plus Division - June         last Business Day of June

     Select Ten Plus Division - September    last Business Day of September

     Select Ten Plus Division - December     last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on March 31, 1999. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                                    Hewlett-Packard
Allied Signal                           IBM
Aluminum Co. of America                 International Paper
American Express                        J.P. Morgan*
Boeing                                  Johnson & Johnson
Caterpillar*                            McDonald's

Chevron*                                Merck
Citigroup                               Minnesota Mining & Manufacturing*
Coca-Cola                               Philip Morris*
DuPont*                                 Proctor & Gamble
Eastman Kodak*                          Sears Roebuck
Exxon*                                  Union Carbide
General Electric                        United Technologies
General Motors*                         Walmart
Goodyear*                               Walt Disney

The designations "Dow Jones-Registered Trademark-", "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

For a more complete discussion of the risks associated with an investment in the Divisions, see the Select Ten Plus Fund prospectus.

PERFORMANCE INFORMATION

The performance of the investment strategies for the Divisions relative to other investment strategies can be shown using historical data. You should note that the Divisions have not yet started operations. Therefore, the returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions, and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

               PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY --
                     COMPARISON OF HISTORICAL TOTAL RETURN (1)

                               Ten Highest Dividend
          Year                   Yielding Stocks(2)            DJIA
          ----                   ------------------            ----
          1973                         3.9%                   (13.1)%
          1974                        (1.3)%                  (23.1)%
          1975                        55.9%                    44.4%
          1976                        34.8%                    22.7%
          1977                         0.9%                   (12.7)%
          1978                        (0.1)%                    2.7%
          1979                        12.4%                    10.5%
          1980                        27.2%                    21.5%
          1981                         5.0%                    (3.4)%
          1982                        23.6%                    25.8%
          1983                        38.7%                    25.7%
          1984                         7.6%                     1.1%
          1985                        29.5%                    32.8%
          1986                        32.1%                    26.9%
          1987                         6.1%                     6.0%
          1988                        22.9%                    16.0%
          1989                        26.5%                    31.7%
          1990                        (7.6)%                   (0.4)%
          1991                        39.3%                    23.9%
          1992                         7.9%                     7.4%
          1993                        27.3%                    16.8%
          1994                         4.1%                     4.9%
          1995                        36.7%                    36.4%
          1996                        27.9%                    28.9%
          1997                        21.9%                    24.9%
          1998                        10.7%                    18.1%
          Cumulative               7,271.4%                 2,429.7%

----------------------------------

(1) Total Return is the sum of the percentage change in market value of each group of stocks between the first and last trading days of a period and the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return doesn't take into consideration any expenses or commissions. Over the twenty-six years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 18.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.2%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O=Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998: ARM.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock=s market value on the first trading day on the NYSE in that year.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Section 8 for a discussion of how performance is calculated.

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus 3% interest, compounded annually and less any applicable contingent withdrawal and administrative charges. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.


The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                              N/12                  N/12
     MVA= GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.


For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Section 8 for details on this program. This option may not be available in some states.

New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date.


SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent.

Of the 1.35% total charge, .15% of the Account Value in the Variable Account Options is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for our assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution.

We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%, if applicable.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 7%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59-1/2, federal tax penalties may apply.

     Contribution Year in Which                           Charge as a % of the
     Withdrawn Contribution Was Made                     Contribution Withdrawn
     -------------------------------                     ----------------------
          Current. . . . . . . . . . . . . . . . . . .              7%
          First Prior. . . . . . . . . . . . . . . . .              6
          Second Prior . . . . . . . . . . . . . . . .              5
          Third Prior. . . . . . . . . . . . . . . . .              4
          Fourth Prior . . . . . . . . . . . . . . . .              3
          Fifth Prior. . . . . . . . . . . . . . . . .              2
          Sixth Prior. . . . . . . . . . . . . . . . .              1
          Seventh Prior and Earlier. . . . . . . . . .              0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts.
Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the Owner, not to the Annuitant. If there are joint Owners, the waivers apply to the primary Owner. If no primary Owner can be determined, the waivers will apply to the youngest Owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000. We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open. Contributions to the Select Ten Plus Divisions are subject to special rules described in "The Select Ten Plus Fund" in Section 3, "Your Investment Options."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see "The Select Ten Plus Fund" in Section 3, "Your Investment Options."

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against Separate Account II are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options aren't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Section 3.

UNITS IN SEPARATE ACCOUNT II

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses.

Your unit values also change because of deductions and charges we make to Separate Account II. The number of units credited to you, however, won't vary due to changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Select Ten Plus Divisions. See "The Select Ten Plus Fund" in Section 3, "Your Investment Options."

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.

The unit value of each Variable Account Option for any Business Day is equal to the unit value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day that a unit value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Portfolios, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See "The Select Ten Plus Fund" in Section 3, "Your Investment Options" for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing or Systematic Transfer programs, described in Section 8.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see "The Select Ten Plus Fund" in Section 3, "Your Investment Options.") A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call, except that you'll receive the unit values for the Select Ten Plus Divisions as described in "The Select Ten Plus Fund" in Section 3, "Your Investment Options." Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 7% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Section 7.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Section 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     a)   Your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);
     b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
     c)   Your current Account Value.

The reductions in death benefit described in a) and b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 82 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 90th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata Annual Administrative Charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which

(1)  the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in Separate Account II. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include National Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive the amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

     (1)   on or after the date on which the taxpayer attains age 59-1/2;
     (2)   as a result of the Owner's death;
     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
     (4) a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);
     (5) from certain qualified plans (note, however, other penalties may apply);
     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
     (8)   under an immediate annuity as defined in Code Section 72(u)(4);
     (9)   for the purchase of a first home (distribution up to $10,000);
     (10)  for certain higher education expenses or
     (11)  to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Section 5.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any Owner dies before the date the annuity starts, the entire contract must be distributed within five years after the Owner's death. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the Owner dies. If the death beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON NATIONAL INTEGRITY

The contracts allow us to charge Separate Account II for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in
Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Section 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-    the date you reach age 59-1/2; or
-    five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59-1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Callan Asset Allocation and Rebalancing Program.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN

UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions allocated to the Janus Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See "The Select Ten Plus Fund" in Section 3, "Your Investment Options" for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program that allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program, developed with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Allocation and Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. You and your financial representative can design a program that is tailored to your specific retirement needs.

When you select this program, your contributions will be allocated and your variable portfolios will be rebalanced at least annually. The program applies to all contributions made to your annuity contract. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers made under the Callan Asset Allocation and Rebalancing Program, nor will these transfers count toward the twelve transfers you may make in a contract year before we charge a transfer fee. See "Transfer Charges" in
Section 4.

In each Asset Allocation and Rebalancing Model, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. The GRO funds may be subject to a market value adjustment (MVA) that may increase or decrease your account value.

To enroll under the Callan Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five Models, you request a transaction that results in a reallocation outside your Model, your participation in the program automatically ends. Because of this, you should monitor your use of other programs, transfers, and withdrawals while the Asset Allocation and Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program described above. The Select Ten Plus Divisions aren't eligible for the Asset Allocation and Rebalancing Program. We can end or change this program in whole or in part, and we may restrict contributions to the program. This program may not be available in all states.

You may end your participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

PERFORMANCE INFORMATION

Performance data for the Investment Options, including the yield and effective yield and total return of the Investment Options, may appear in advertisements or sales literature. This performance data is based only on the performance of a hypothetical investment in that Option during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame, and it shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns may also be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical time period.

The Janus Aspen Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner, except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The J.P. Morgan Bond Option may advertise a 30-day yield, which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine the yield and total return for the Variable Account Options, see the Statement of Additional Information.

In Section 3 of this prospectus, there is a table showing what the performance of the strategy for the Select Ten Plus Divisions would have been relative to the Dow Jones Industrial Average for the last 26 years. The information is historical and reflects a hypothetical investment, and shouldn't be used as an indicator of future performance. In some years, the strategy outperformed the Dow Jones index, and in some years, it didn't. The performance of this strategy depends both on stock prices, which will fluctuate, and dividend payments, which may increase, decrease or be eliminated. There are no guarantees that this strategy will outperform the Dow Jones Industrial average over any given period of time.

SECTION 9 - PRIOR CONTRACTS

AVAILABILITY OF VIP GROWTH PORTFOLIO AND VIP III MID CAP PORTFOLIO

For contracts issued before May 1, 1999, the VIP Growth Portfolio and VIP III Mid Cap Portfolio are not yet available.

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals
     - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued on or after January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE

For contracts issued before February 15, 1997 the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.

     Contribution Year in Which                           Charge as a % of the
     Withdrawn Contribution Was Made                     Contribution Withdrawn
     -------------------------------                     ----------------------
          Current. . . . . . . . . . . . . . . . . . .              7%
          First Prior. . . . . . . . . . . . . . . . .              6
          Second Prior . . . . . . . . . . . . . . . .              5
          Third Prior. . . . . . . . . . . . . . . . .              4
          Fourth Prior . . . . . . . . . . . . . . . .              3
          Fifth Prior. . . . . . . . . . . . . . . . .              2
          Sixth Prior and Earlier. . . . . . . . . . .              0

We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

The minimum withdrawal permitted is $300.

RETIREMENT DATE

For Contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

The Callan Asset Allocation and Rebalancing Program uses the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model.

HARDSHIP WAIVERS

Hardship Waivers aren't available.

FIXED ACCOUNTS

SYSTEMATIC TRANSFER OPTION. The STO is not available for contracts issued prior to July 7, 1998.

GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.

ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.

ARM - ARM Financial Group, Inc.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

CONTRACT - your variable annuity contract.

DIVISION - an investment division of the Select Ten Plus Divisions. There are four Divisions: the Select Ten Plus Division - March, June, September and December.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.

GUARANTEE PERIOD - the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges) accumulated at 3% interest annually, less any administrative charge.

NON-DIVERSIFIED - a "non-diversified" portfolio may invest a larger portion of its assets in the securities of fewer issuers than could a diversified portfolio.

OWNER - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.

PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

SEPARATE ACCOUNT - Separate Account II of National Integrity Life Insurance Company. The Separate Account consists of assets that are segregated by National Integrity and invested in Variable Account Options.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

WE, OUR AND US - National Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

     APPENDIX A

FINANCIAL INFORMATION FOR SEPARATE ACCOUNT II

The table below shows the unit value for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                                                         YEAR ENDED DECEMBER 31

                                                   1998        1997        1996        1995       1994       1993    INCEPTION*
                                                   ----        ----        ----        ----       ----       ----    ---------
SCUDDER KEMPER VALUE
Unit value at beginning of period . . . . . . .  $23.67      $18.39      $14.98      $10.43     $10.65                  $10.00
Unit value at end of period . . . . . . . . . .  $27.64      $23.67      $18.39      $14.98     $10.43     $10.65
Number of units outstanding at end of period. . 356,913     288,596     297,625     244,538    156,325     80,112

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period . . . . . . .  $19.55      $14.71      $13.08      $10.07      $9.81                  $10.00
Unit value at end of period . . . . . . . . . .  $26.16      $19.55      $14.71      $13.08     $10.07      $9.81
Number of units outstanding at end of period. . 382,400     404,243     438,465     374,724    280,091     83,619

ZWEIG ASSET ALLOCATION
Unit value at beginning of period . . . . . . .  $17.38      $14.45      $12.75      $10.65     $10.75                  $10.00
Unit value at end of period . . . . . . . . . .  $16.80      $17.38      $14.45      $12.75     $10.65     $10.75
Number of units outstanding at end of period. . 376,348     356,623     389,517     421,439    535,776    205,268

ZWEIG EQUITY (SMALL CAP)
Unit value at beginning of period . . . . . . .  $18.14      $14.69      $12.57      $10.52     $10.73          -       $10.00
Unit value at end of period . . . . . . . . . .  $17.78      $18.14      $14.69      $12.57     $10.52     $10.73
Number of units outstanding at end of period. . 172,489     164,970     138,864     234,629    180,961     68,249

BT EAFE-Registered Trademark- EQUITY INDEX
Unit value at beginning of period . . . . . . .   $9.88                       -           -          -          -
Unit value at end of period . . . . . . . . . .  $11.86      $9.88
Number of units outstanding at end of period. .  75,887      5,623

BT EQUITY 500 INDEX
Unit value at beginning of period . . . . . . .  $10.32                       -           -          -           -      $10.00
Unit value at end of period . . . . . . . . . .  $13.11     $10.32
Number of units outstanding at end of period. . 631,049     76,431

BT SMALL CAP INDEX
Unit value at beginning of period . . . . . . .  $9.85                        -           -          -           -      $10.00
Unit value at end of period . . . . . . . . . .  $9.50       $9.85
Number of units outstanding at end of period. . 373,914     42,210

VIP EQUITY-INCOME
Unit value at beginning of period . . . . . . .  $10.42                       -           -          -           -      $10.00
Unit value at end of period . . . . . . . . . .  $11.48     $10.42
Number of units outstanding at end of period. . 619,502     63,398

VIP II CONTRAFUND
Unit value at beginning of period . . . . . . .   $9.91                       -           -          -           -      $10.00
Unit value at end of period . . . . . . . . . .  $12.70      $9.91
Number of units outstanding at end of period. . 636,505     65,551

VIP III GROWTH & INCOME
Unit value at beginning of period . . . . . . .  $10.31                       -           -          -           -      $10.00
Unit value at end of period . . . . . . . . . .  $13.18     $10.31
Number of units outstanding at end of period. . 413,064     19,862

VIP III GROWTH OPPORTUNITIES
Unit value at beginning of period . . . . . . .  $10.65                       -           -          -           -      $10.00
Unit value at end of period . . . . . . . . . .  $13.09     $10.65
Number of units outstanding at end of period. . 354,838     73,667

                                                                                         YEAR ENDED DECEMBER 31

                                                     1998          1997        1996        1995       1994       1993    INCEPTION*
                                                     ----          ----        ----        ----       ----       ----    ---------
JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period . . . . . . . .    $10.03                       -           -          -          -            -
Unit value at end of period . . . . . . . . . . .    $15.64      $10.03
Number of units outstanding at end of period  . .   583,994      59,108

JANUS ASPEN BALANCED
Unit value at beginning of period . . . . . . . .    $10.01                       -           -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .    $13.26      $10.01
Number of units outstanding at end of period  . . 1,741,026   1,827,787

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period . . . . . . . .     $9.93                       -           -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .    $12.63       $9.93
Number of units outstanding at end of period  . .   331,956      20,675

JANUS ASPEN MONEY MARKET
Unit value at beginning of period . . . . . . . .    $10.06                       -           -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .    $10.45      $10.06
Number of units outstanding at end of period  . .   420,446     159,980

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period . . . . . . . .    $10.19                       -           -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .    $10.53      $10.19
Number of units outstanding at end of period  . .    21,124       5,359

J.P. MORGAN BOND
Unit value at beginning of period . . . . . . . .    $10.16                       -           -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .    $10.82      $10.16
Number of units outstanding at end of period  . .   309,949     158,477

MSDW UNIVERSAL FUNDS ASIAN EQUITY
Unit value at beginning of period . . . . . . . .     $9.23                      -            -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .     $8.51       $9.23
Number of units outstanding at end of period  . .   162,463     151,273

MSDW UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period . . . . . . . .    $10.88                      -            -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .     $7.69      $10.88
Number of units outstanding at end of period  . .    55,295      92,322

MSDW UNIVERSAL FUNDS HIGH YIELD
Unit value at beginning of period . . . . . . . .    $10.19                      -            -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .    $10.54      $10.19
Number of units outstanding at end of period  . .   290,668      33,125

MSDW UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period . . . . . . . .    $10.38                      -            -          -          -      $10.00
Unit value at end of period . . . . . . . . . . .     $9.13      $10.38
Number of units outstanding at end of period  . .    89,471       8,831


------------------------------------------------------------

*The unit value for each Variable Account Option at inception is $10.00. The inception date for the Harris Bretall Sullivan & Smith Equity Growth Option is December 8, 1992. The inception date for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options is December 14, 1992. The inception date for the EAFE-Registered Trademark- Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund,VIP III Growth & Income,VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P.Morgan International Opportunities, J.P. Morgan Bond, MSDW Universal Funds Asian Equity, MSDW Universal Funds Emerging Markets Debt, MSDW Universal Funds High Yield, and MSDW Universal Funds U.S. Real Estate Options is October 1, 1997.

The inception date for the VIP Growth Portfolio and VIP III Mid Cap Portfolio is May 1, 1999. Because the VIP Growth Portfolio, VIP III Mid Cap Portfolio and Select Ten Plus Division March had not yet begun operations as of the end of 1998, we have provided no data for these Variable Account Options.

APPENDIX B

     ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:   $50,000.00

               GRO Account duration:   7 Years

               Guaranteed Interest Rate:  5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                      48/12
     -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                    48/12
     .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

               Free Amount =    $ 5,788.13

           Non-Free Amount =    $14,211.87

     The Market Value Adjustment would be:

          $413.41 = .0290890 X $14,211.87

     The withdrawal charge would be:

          $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

          $20,312.82 = $20,000.00 - $413.41 + $726.23

     The ending Account Value would be:

          $37,568.43 = $57,881.25 - $20,312.82

     Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Part 1 -   National Integrity and Custodian
Part 2 -   Distribution of the Contracts
Part 3 -   Management of Separate Account Ten
Part 4 -   Portfolio Transactions and Brokerage
Part 5 -   Performance Information
Part 6 -   Determination of Accumulation Unit Values
Part 7 -   Tax Favored Retirement Programs
Part 8 -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
15 Matthews Street, Suite 200
Goshen, NY 10924
ATTN: Request for SAI of Separate Account II (Pinnacle)

Name:
      --------------------------------------------
Address
        ------------------------------------------
City:               State:         Zip:
     --------------       --------     -----------

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

                                      FOR

                                    PINNACLE

                       FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                   NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                      AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                            AND SEPARATE ACCOUNT TEN



                               TABLE OF CONTENTS

                                                                          Page
Part 1 - National Integrity and Custodian...................................2
Part 2 - Distribution of the Contracts......................................2
Part 3 - Performance Information............................................3
Part 4 - Determination of Accumulation Unit Values.........................11
Part 5 - Tax-Favored Retirement Programs...................................11
Part 6 - Financial Statements..............................................13

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 15 Matthews Street, Suite 200, Goshen, NY 10924, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity Life Insurance Company is a New York stock life insurance company organized in 1968 that sells life insurance and annuities. Its principal executive offices are located at 15 Matthews Street, Suite 200, Goshen, NY 10924. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio corporation. All outstanding shares of Integrity Life Insurance Company are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.

Since 1994, ARM has provided substantially all of the services required to be performed on behalf of Separate Account II. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II, in 1996 were $13,823,048, in 1997 were $19,307,552 and in 1998 were $27,158,002.

National Integrity is the custodian for the shares of Portfolios owned by Separate Account II. The shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" (Adequate) from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

TAX STATUS OF NATIONAL INTEGRITY

National Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account II isn't a separate entity from us and its operations form a part of us, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account II are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account II's investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6.5% of initial contributions and 7% of additional contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid was $2,290,049 for the year ended December 31, 1998, $223,270 for the year ended December 31, 1997 and $51,204 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $60,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE period), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                         365/7
             Effective Yield = {(Base Period Return) + 1)     } - 1

                                                                              SEC Standardized         All figures are unaudited.
                                                                          Average Annual Return (1)
                                                                  ---------------------------------------------------------------
      FOR THE PERIOD ENDING:  12/31/98        ACCOUNT
VARIABLE OPTIONS                              INCEPTION                                                                   LIFE OF
                                              DATE (2)             1 YEAR             5 YEAR            10 YEAR           ACCOUNT
BT Insurance Funds Trust - EAFE Equity Index  11/6/97              13.97%               n/a                n/a             0.65%
BT Insurance Funds Trust - Equity 500 Index   11/6/97              20.98                n/a                n/a             1.29%
BT Insurance Funds Trust - Small Cap Index    11/6/97              -9.50                n/a                n/a            -0.58%
Fidelity's VIP Equity-Income                  11/7/97               4.12                n/a                n/a             0.46%
Fidelity's VIP II Contrafund                  11/6/97              22.23                n/a                n/a             1.08%
Fidelity's VIP III Growth & Income            11/6/97              21.84                n/a                n/a             1.32%
Fidelity's VIP III Growth Opportunities       11/12/97             16.93                n/a                n/a             1.30%
Harris Bretall Sullivan & Smith Equity Growth 11/12/92             27.83               21.49               n/a             0.35%
Janus Aspen Series Balanced                   11/5/97              26.48                n/a                n/a             1.36%
Janus Aspen Series Capital Appreciation       11/7/97              49.98                n/a                n/a             2.56%
Janus Aspen Series Worldwide Growth           11/6/97              21.18                n/a                n/a             1.05%
JP Morgan Bond                                11/12/97              -.55                n/a                n/a             0.12%
JP Morgan International Opportunities         11/18/97             -2.68                n/a                n/a            -0.04%
MSDW Universal Funds Asian Equity             11/11/97            -13.71                n/a                n/a            -1.12%
MSDW Universal Funds Emerging Markets Debt    11/14/97            -35.33                n/a                n/a            -1.58%
MSDW Universal Funds High Yield               11/11/97            -2.61                n/a                 n/a            -0.03%
MSDW Universal Funds U.S. Real Estate         11/17/97            -18.06               n/a                 n/a            -0.80%
Scudder Kemper Value                          1/12/93              10.79               20.84               n/a             0.37%
Zweig Asset Allocation                        3/26/93              -9.39                9.05               n/a             0.18%
Zweig Equity (Small Cap)                      1/14/93              -7.94               10.42               n/a             0.20%

(1) Standard average annual return reflects past fund performance based on a $10,000 hypothetical investment over the period indicted. The performance figures reflect the deduction of mortality and expense and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if any owner terminated the policy at the end of the period, but exclude deductions for applicable premium tax charges. Surrender charges are 7% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year aren't annualized.
(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore doesn't take withdrawal charges into consideration.
(4)  Italicized returns are calculated from the inception date through year-end.
(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

    FOR THE PERIOD ENDING: 12/31/98                  PLEASE SEE PRIOR PAGE FOR FOOTNOTES 3, 4 AND 5    All figures are unaudited.
 RETURNS WITHOUT SURRENDER CHARGES (3)

                                                          CUMULATIVE TOTAL RETURN                           AVERAGE ANNUAL RETURN
                                                          -----------------------                           ---------------------
                                                    FUND
                                                  INCEPTION                              LIFE OF
VARIABLE OPTIONS                                  DATE (5)   3 YEAR   5 YEAR   10 YEAR    FUND     1 YEAR  3 YEAR   5 YEAR  10 YEAR
  BT Insurance Funds Trust - EAFE Equity Index     6/21/96     n/a      n/a      n/a      21.58%   19.97%    n/a      n/a     n/a
   BT Insurance Funds Trust - Equity 500 Index    12/31/92    93.71    148.09    n/a     159.42    26.98    24.66    19.93    n/a
    BT Insurance Funds Trust - Small Cap Index     8/13/96     n/a      n/a      n/a      32.51    -3.50     n/a      n/a     n/a
                  Fidelity's VIP Equity-Income     10/9/86    56.89    120.85   272.77   339.65    10.12    16.20    17.17   14.06
                  Fidelity's VIP II Contrafund      1/3/95    87.77     n/a      n/a     158.87    28.23    23.37     n/a     n/a
            Fidelity's VIP III Growth & Income    12/31/96     n/a      n/a      n/a     64.07     27.84     n/a      n/a     n/a
       Fidelity's VIP III Growth Opportunities      1/3/95    83.87     n/a      n/a     140.42    22.93    22.51     n/a     n/a
 Harris Bretall Sullivan & Smith Equity Growth     12/8/92    99.97    166.68    n/a     161.59    33.83    25.99    21.67    n/a
                   Janus Aspen Series Balanced     9/13/93    82.88    123.99    n/a     139.14    32.48    22.29    17.50    n/a
       Janus Aspen Series Capital Appreciation      5/1/97     n/a      n/a      n/a      95.69    55.98     n/a      n/a     n/a
           Janus Aspen Series Worldwide Growth     9/13/93    95.09    145.55    n/a     191.27    27.18    24.95    19.68    n/a
                                JP Morgan Bond      1/3/95    15.13     n/a      n/a      30.51     6.55     4.81     n/a     n/a
         JP Morgan International Opportunities      1/3/95    19.95     n/a      n/a      28.53     3.32     6.25     n/a     n/a
             MSDW Universal Funds Asian Equity    12/31/91   -46.76    -53.59    n/a      17.01    -7.71   -18.95   -14.23    n/a
    MSDW Universal Funds Emerging Markets Debt      2/1/94    21.59     n/a      n/a      16.39   -29.33     6.73     n/a     n/a
               MSDW Universal Funds High Yield     8/31/92    30.05     48.65    n/a      76.66     3.39     9.15     8.25    n/a
         MSDW Universal Funds U.S. Real Estate     1/31/95    48.61     n/a      n/a      77.70   -12.06    14.12     n/a     n/a
                          Scudder Kemper Value    12/14/92    84.56    159.64    n/a     176.42    16.79    22.66    21.02    n/a
                        Zweig Asset Allocation    12/14/92    31.70     56.25    n/a      67.95    -3.39     9.61     9.34    n/a
                      Zweig Equity (Small Cap)      1/4/93    41.45     66.16    n/a      77.84    -1.94    12.25    10.69    n/a


                                                                CALENDAR YEAR RETURN(4)
                                                                -----------------------
                                                 LIFE OF
VARIABLE OPTIONS                                  FUND       1993     1994     1995      1996     1997      1998
  BT Insurance Funds Trust - EAFE Equity Index     8.04%      n/a      n/a      n/a      0.94%     0.40%    19.97%
   BT Insurance Funds Trust - Equity 500 Index    17.22      4.55    -3.08     32.15    20.35     26.77     26.98
    BT Insurance Funds Trust - Small Cap Index    12.54       n/a      n/a      n/a     10.76     23.98     -3.50
                  Fidelity's VIP Equity-Income    12.87     16.70     5.01     34.05    12.73     26.38     10.12
                  Fidelity's VIP II Contrafund    26.91       n/a      n/a     37.86    19.57     22.47     28.23
            Fidelity's VIP III Growth & Income    28.11       n/a      n/a      n/a      n/a      28.34     27.84
       Fidelity's VIP III Growth Opportunities    24.58       n/a      n/a     30.76    16.67     28.20     22.93
 Harris Bretall Sullivan & Smith Equity Growth    17.49     -1.91     2.64     29.93    12.42     32.92     33.83
                   Janus Aspen Series Balanced    17.89      6.77     -.51     23.11    14.60     20.45     32.48
       Janus Aspen Series Capital Appreciation    49.58       n/a      n/a      n/a      n/a      25.46     55.98
           Janus Aspen Series Worldwide Growth    22.36     18.62      .17     25.66    27.28     20.51     27.18
                                JP Morgan Bond     6.90       n/a      n/a     13.36      .54      7.47      6.55
         JP Morgan International Opportunities     6.49       n/a      n/a      7.16    11.62      4.01      3.32
             MSDW Universal Funds Asian Equity     2.27    102.53   -17.14      5.21     1.88    -43.37     -7.71
    MSDW Universal Funds Emerging Markets Debt     3.14       n/a   -23.87     25.75    48.64     15.74    -29.33
               MSDW Universal Funds High Yield     9.40     18.31    -5.76     21.29    13.10     11.24      3.39
         MSDW Universal Funds U.S. Real Estate    16.11       n/a      n/a     19.58    37.53     22.89    -12.06
                          Scudder Kemper Value    18.58      6.47    -2.07     43.65    22.78     28.71     16.79
                        Zweig Asset Allocation     9.41      7.49     -.92     19.75    13.32     20.30     -3.39
                      Zweig Equity (Small Cap)    10.14      7.29    -1.97     19.54    16.87     23.42     -1.94

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and doesn't include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and doesn't include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German Deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by National Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Account for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Account for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 5 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract. National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a
Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the Owner reaches age 70-1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account II as of December 31, 1998, and for the periods indicated in the financial statements, and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1998 and 1997 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Account.

                                Financial Statements

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                                 December 31, 1998
                        With Report of Independent Auditors

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                                Financial Statements

                                 December 31, 1998




                                       CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . 1

Audited Financial Statements

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . 2
Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . 4
Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . 6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . .10

                            Report of Independent Auditors

Contract Holders
Separate Account II of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of National Integrity Life Insurance Company (comprising, respectively, the, Zweig Asset Allocation, Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Equity (Small Cap), EAFE Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, JPM International Opportunities, JPM Bond, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, Morgan Stanley U.S. Real Estate and Morgan Stanley Asian Equity Divisions) as of December 31, 1998 and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Legends Fund, Inc., BT Insurance Funds Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Janus Aspen Series, J.P. Morgan Series Trust II, and Morgan Stanley Universal Funds, Inc. (collectively the "Funds") as of December 31, 1998, by correspondence with the transfer agents of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of National Integrity Life Insurance Company at December 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                 /s/ Ernst & Young

Louisville, Kentucky
April 9, 1999

                                            ZWEIG ASSET         HARRIS BRETALL       SCUDDER KEMPER     ZWEIG EQUITY (SMALL
                                            ALLOCATION         SULLIVAN & SMITH           VALUE            CAP) DIVISION
                                             DIVISION               EQUITY              DIVISION
                                                                    GROWTH
                                                                   DIVISION
                                       -------------------------------------------------------------------------------------
ASSETS
Investments at value
     (aggregate cost of $106,886,167)         $    6,320,804       $   10,003,299        $    9,869,632       $    3,067,504

Receivable from (payable to)
    the general account of
    National Integrity                                 1,842                  285               (4,557)                (650)
                                       -------------------------------------------------------------------------------------

NET ASSETS                                    $    6,322,646       $   10,003,584        $    9,865,075       $    3,066,854
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------

Unit value                                    $        16.80       $        26.16        $        27.64       $        17.78
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------

Units outstanding                                    376,348              382,400               356,913              172,489
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------


                                            EAFE EQUITY           EQUITY 500         SMALL CAP INDEX            VIP
                                               INDEX                INDEX               DIVISION           EQUITY-INCOME
                                             DIVISION              DIVISION                                   DIVISION


                                       -------------------------------------------------------------------------------------
ASSETS
Investments at value
     (aggregate cost of $106,886,167)          $     899,820       $    8,272,040        $    3,553,030       $    7,105,143

Receivable from (payable to)
    the general account of
    National Integrity                                   200                1,012                 (847)                6,740
                                       -------------------------------------------------------------------------------------

NET ASSETS                                     $     900,020       $    8,273,052        $    3,552,183       $    7,111,883
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------

Unit value                                     $       11.86       $        13.11         $        9.50       $        11.48
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------

Units outstanding                                     75,887              631,049               373,914              619,502
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------


                                                  VIP II               VIP                   VIP
                                                CONTRAFUND             III                   III
                                                 DIVISION            GROWTH &       GROWTH OPPORTUNITIES
                                                                      INCOME              DIVISION
                                                                     DIVISION
                                       -----------------------------------------------------------------
ASSETS
Investments at value
     (aggregate cost of $106,886,167)         $    8,078,646       $    5,437,384        $    4,646,011

Receivable from (payable to)
    the general account of
    National Integrity                                 4,968                6,800               (1,182)
                                       -----------------------------------------------------------------

NET ASSETS                                    $    8,083,614       $    5,444,184        $    4,644,829
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------

Unit value                                    $        12.70       $        13.18        $        13.09
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------

Units outstanding                                    636,505              413,064               354,838
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                                          JANUS ASPEN        JANUS ASPEN        JANUS ASPEN    JANUS ASPEN MONEY
                                            CAPITAL           BALANCED           WORLDWIDE          MARKET
                                          APPRECIATION        DIVISION            GROWTH           DIVISION
                                            DIVISION                             DIVISION
                                       ---------------------------------------------------------------------------
ASSETS
Investments at value
     (aggregate cost of $106,886,167)       $   9,134,102      $  23,083,856     $   4,191,892      $   4,394,634

Receivable from (payable to)
    the general account of
    National Integrity                              (436)              2,149               712              (973)
                                       ---------------------------------------------------------------------------

NET ASSETS                                  $   9,133,666      $  23,086,005     $   4,192,604      $   4,393,661
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------

Unit value                                  $       15.64      $       13.26     $       12.63      $       10.45
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------

Units outstanding                                 583,994          1,741,026           331,956            420,446
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------


                                       JPM INTERNATIONAL      JPM BOND        MORGAN STANLEY     MORGAN STANLEY
                                         OPPORTUNITIES        DIVISION       EMERGING MARKETS      HIGH YIELD
                                            DIVISION                               DEBT             DIVISION
                                                                                 DIVISION
                                       --------------------------------------------------------------------------
ASSETS
Investments at value
     (aggregate cost of $106,886,167)         $   222,192     $   3,354,330        $   426,886      $   3,061,725

Receivable from (payable to)
    the general account of
    National Integrity                                244             (682)            (1,667)              1,916
                                       --------------------------------------------------------------------------

NET ASSETS                                    $   222,436     $   3,353,648        $   425,219      $   3,063,641
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------

Unit value                                     $    10.53     $       10.82        $      7.69      $       10.54
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------

Units outstanding                                  21,124           309,949             55,295            290,668
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------


                                        MORGAN STANLEY     MORGAN STANLEY         TOTAL
                                       U.S. REAL ESTATE     ASIAN EQUITY
                                           DIVISION           DIVISION
                                       --------------------------------------------------------
ASSETS
Investments at value
     (aggregate cost of $106,886,167)        $   816,045      $   1,381,940      $ 117,320,915

Receivable from (payable to)
    the general account of
    National Integrity                               825                620             17,319
                                       --------------------------------------------------------

NET ASSETS                                   $   816,870      $   1,382,560      $ 117,338,234
                                       --------------------------------------------------------
                                       --------------------------------------------------------

Unit value                                   $      9.13      $        8.51
                                       -------------------------------------
                                       -------------------------------------

Units outstanding                                 89,471            162,463
                                       -------------------------------------
                                       -------------------------------------


SEE ACCOMPANYING NOTES.

                                                      ZWEIG ASSET       HARRIS BRETALL         SCUDDER              ZWEIG
                                                      ALLOCATION       SULLIVAN & SMITH        KEMPER              EQUITY
                                                       DIVISION         EQUITY GROWTH           VALUE              (SMALL
                                                                           DIVISION           DIVISION              CAP)
                                                                                                                  DIVISION
                                                  --------------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                                $   1,084,793       $    905,098       $   1,087,902        $    706,394

EXPENSES
    Mortality and expense risk and
      administrative charges                                   88,944            104,005             116,216              42,625
                                                  --------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  995,849            801,093             971,686             663,769

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                       263,521          1,528,277             388,258             113,592

      Net unrealized appreciation
           (depreciation) of investments:
           Beginning of period
                                                            1,346,313          1,256,040             192,707             273,307
           End of period
                                                            (184,827)          1,155,242              82,487           (622,309)
                                                  --------------------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                   (1,531,140)          (100,798)           (110,220)           (895,616)
                                                  --------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                            (1,267,619)          1,427,479             278,038           (782,024)
                                                  --------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                          $    (271,770)      $   2,228,572       $   1,249,724      $    (118,255)
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------


                                                    EAFE EQUITY         EQUITY 500       SMALL CAP INDEX           VIP
                                                       INDEX              INDEX             DIVISION          EQUITY-INCOME
                                                     DIVISION            DIVISION                               DIVISION


                                                  ----------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                               $     12,139       $    223,266        $     69,952        $     78,855

EXPENSES
    Mortality and expense risk and
      administrative charges                                  4,830             59,523              25,970              56,312
                                                  ----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  7,309            163,743              43,982              22,543

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                       5,402             44,151            (14,811)             (1,469)

      Net unrealized appreciation
           (depreciation) of investments:
           Beginning of period
                                                                648             17,065               7,146              13,995
           End of period
                                                             49,321            870,028            (93,093)             320,870
                                                  ----------------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                      48,673            852,963           (100,239)             306,875
                                                  ----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                               54,075            897,114           (115,050)             305,406
                                                  ----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                          $     61,384      $   1,060,857       $    (71,068)        $    327,949
                                                  ----------------------------------------------------------------------------
                                                  ----------------------------------------------------------------------------


                                                           VIP                 VIP                VIP
                                                           II                  III                III
                                                       CONTRAFUND            GROWTH &            GROWTH
                                                        DIVISION              INCOME         OPPORTUNITIES
                                                                             DIVISION           DIVISION
                                                  ------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                                  $     69,789         $     1,861       $     38,724

EXPENSES
    Mortality and expense risk and
      administrative charges                                    57,075              31,385             30,589
                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    12,714            (29,524)              8,135

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                          7,917              42,233             14,854

      Net unrealized appreciation
           (depreciation) of investments:
           Beginning of period
                                                                12,890                 335              7,004
           End of period
                                                             1,154,016             601,773            542,089
                                                  ------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                      1,141,126             601,438            535,085
                                                  ------------------------------------------------------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                               1,149,043             643,671            549,939
                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $   1,161,757        $    614,147       $    558,074
                                                  ------------------------------------------------------------
                                                  ------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                                                      JANUS ASPEN        JANUS ASPEN         JANUS ASPEN     JANUS ASPEN MONEY
                                                        CAPITAL            BALANCED           WORLDWIDE            MARKET
                                                     APPRECIATION          DIVISION            GROWTH             DIVISION
                                                       DIVISION                               DIVISION
                                                  ------------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                                  $     5,282       $    851,099        $     49,143       $    273,335

EXPENSES
    Mortality and expense risk and
      administrative charges                                   55,543            255,610              23,450             70,976
                                                  ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
                                                             (50,261)            595,489              25,693            202,359

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                        43,225            419,795              15,865                  -

      Net unrealized appreciation
         (depreciation) of investments:
           Beginning of period                                 14,295            239,772               5,622                 49

           End of period                                    2,172,022          4,583,497             267,596                  -
                                                  ------------------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                     2,157,727          4,343,725             261,974               (49)
                                                  ------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                              2,200,952          4,763,520             277,839               (49)
                                                  ------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $   2,150,691      $   5,359,009        $    303,532       $    202,310
                                                  ------------------------------------------------------------------------------
                                                  ------------------------------------------------------------------------------


                                                  JPM INTERNATIONAL         JPM BOND          MORGAN STANLEY      MORGAN STANLEY
                                                    OPPORTUNITIES           DIVISION         EMERGING MARKETS       HIGH YIELD
                                                      DIVISION                                     DEBT              DIVISION
                                                                                                 DIVISION
                                                  ------------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                                 $     7,309       $    136,669        $     51,069        $    191,389

EXPENSES
    Mortality and expense risk and
      administrative charges                                   1,912             33,014               9,751              24,593
                                                  ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
                                                               5,397            103,655              41,318             166,796

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                      (4,885)             27,608            (98,098)             (9,713)

      Net unrealized appreciation
         (depreciation) of investments:
           Beginning of period                               (5,952)           (20,141)              45,758            (15,980)

           End of period                                     (4,759)              (317)           (171,500)           (125,881)
                                                  ------------------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                        1,193             19,824           (217,258)           (109,901)
                                                  ------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                               (3,692)             47,432           (315,356)           (119,614)
                                                  ------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $     1,705       $    151,087       $   (274,038)        $     47,182
                                                  ------------------------------------------------------------------------------
                                                  ------------------------------------------------------------------------------



                                                     MORGAN STANLEY     MORGAN STANLEY          TOTAL
                                                       U.S. REAL         ASIAN EQUITY
                                                         ESTATE            DIVISION
                                                        DIVISION
                                                  -----------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                                 $     21,611        $     10,795      $   5,876,474

EXPENSES
    Mortality and expense risk and
      administrative charges                                    6,769              17,462          1,116,554
                                                  -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
                                                               14,842             (6,667)          4,759,920

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                      (16,566)            (98,762)          2,670,394

      Net unrealized appreciation
         (depreciation) of investments:
           Beginning of period                                    731            (75,264)          3,316,340

           End of period                                     (55,828)           (105,679)         10,434,748
                                                  -----------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                      (56,559)            (30,415)          7,118,408
                                                  -----------------------------------------------------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                               (73,125)           (129,177)          9,788,802
                                                  -----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $    (58,283)       $   (135,844)     $   14,548,721
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------


SEE ACCOMPANYING NOTES.

                                                      ZWEIG ASSET        HARRIS BRETALL        SCUDDER       ZWEIG EQUITY (SMALL
                                                      ALLOCATION        SULLIVAN & SMITH        KEMPER              CAP)
                                                       DIVISION          EQUITY GROWTH          VALUE             DIVISION
                                                                            DIVISION           DIVISION
                                                  --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                    $    995,849        $    801,093       $    971,686         $    663,769
      Net realized gain (loss) on sales of
       investments                                         263,521           1,528,277            388,258              113,592

      Change in net unrealized appreciation/
         depreciation during the period                 (1,531,140)           (100,798)          (110,220)            (895,616)
                                                  --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                       (271,770)           2,228,572          1,249,724            (118,255)


INCREASE (DECREASE) IN NET ASSETS FROM
     CONTRACT RELATED TRANSACTIONS
      Contributions from contract holders                1,201,224           1,630,035          3,227,445              942,501
      Contract terminations and benefits                  (553,907)         (2,432,491)          (652,942)            (283,356)
      Net transfers among investment options              (251,009)             674,517          (790,219)            (466,592)
                                                  --------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                     396,308           (127,939)          1,784,284              192,553
                                                  --------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                          124,538           2,100,633          3,034,008               74,298

Net assets, beginning of year                            6,198,108           7,902,951          6,831,067            2,992,556
                                                  --------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                              $   6,322,646      $   10,003,584      $   9,865,075        $   3,066,854
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                           67,324              75,515            126,973               51,718
    Terminations and benefits                              (31,336)           (106,362)           (25,289)             (16,013)
    Net transfers                                          (16,263)              9,004            (33,367)             (28,186)
                                                  --------------------------------------------------------------------------------
Net increase (decrease) in units                            19,725             (21,843)            68,317                7,519
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------


                                                            EAFE EQUITY        EQUITY 500           SMALL CAP            VIP
                                                               INDEX              INDEX               INDEX         EQUITY-INCOME
                                                             DIVISION           DIVISION            DIVISION           DIVISION


                                                       ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                          $     7,309       $    163,743        $     43,982       $     22,543
      Net realized gain (loss) on sales of
           investments                                            5,402             44,151            (14,811)            (1,469)

      Change in net unrealized appreciation/
         depreciation during the period                          48,673            852,963           (100,239)            306,875
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                              61,384          1,060,857            (71,068)            327,949


INCREASE (DECREASE) IN NET ASSETS FROM
     CONTRACT RELATED TRANSACTIONS
      Contributions from contract holders                       517,701          5,163,765           2,911,637          5,503,354
      Contract terminations and benefits                         (3,970)           (92,937)            (40,253)           (82,196)
      Net transfers among investment options                    269,350          1,352,599             336,098            702,169
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                          783,081          6,423,427           3,207,482          6,123,327
                                                       ---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                               844,465          7,484,284           3,136,414          6,451,276

Net assets, beginning of year                                    55,555            788,768             415,769            660,607
                                                       ---------------------------------------------------------------------------

NET ASSETS, END OF YEAR                                    $    900,020      $   8,273,052       $   3,552,183      $   7,111,883
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                                46,614            448,400             301,131            500,983
    Terminations and benefits                                      (366)            (7,873)             (4,491)            (7,570)
    Net transfers                                                24,016            114,091              35,064             62,691
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in units                                 70,264            554,618             331,704            556,104
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------


                                                        VIP II CONTRAFUND          VIP                VIP III
                                                            DIVISION               III                 GROWTH
                                                                                 GROWTH &          OPPORTUNITIES
                                                                                  INCOME              DIVISION
                                                                                 DIVISION
                                                      ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                        $     12,714       $     (29,524)          $     8,135
      Net realized gain (loss) on sales of
           investments                                           7,917               42,233               14,854

      Change in net unrealized appreciation/
         depreciation during the period                      1,141,126              601,438              535,085
                                                      ---------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                          1,161,757              614,147              558,074


INCREASE (DECREASE) IN NET ASSETS FROM
     CONTRACT RELATED TRANSACTIONS
      Contributions from contract holders                    5,756,048            3,582,183            2,830,017
      Contract terminations and benefits                       (73,373)             (32,315)             (47,678)
      Net transfers among investment options                   589,572            1,075,392              519,862
                                                      ---------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                       6,272,247            4,625,260            3,302,201
                                                      ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                            7,434,004            5,239,407            3,860,275

Net assets, beginning of year                                  649,610              204,777              784,554
                                                      ---------------------------------------------------------------

NET ASSETS, END OF YEAR                                  $   8,083,614       $    5,444,184        $   4,644,829
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                              524,542              307,158              244,320
    Terminations and benefits                                   (6,607)              (2,733)              (4,125)
    Net transfers                                               53,019               88,777               40,976
                                                      ---------------------------------------------------------------
Net increase (decrease) in units                               570,954              393,202              281,171
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                                                   JANUS ASPEN CAPITAL         JANUS            JANUS ASPEN      JANUS ASPEN MONEY
                                                       APPRECIATION            ASPEN             WORLDWIDE            MARKET
                                                         DIVISION             BALANCED            GROWTH             DIVISION
                                                                              DIVISION           DIVISION
                                                   -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                  $     (50,261)        $    595,489        $     25,693       $     202,359
      Net realized gain (loss) on sales of
          investments                                      43,225              419,795              15,865                   -

      Change in net unrealized appreciation/
         depreciation during the period                 2,157,727            4,343,725             261,974                 (49)
                                                   -------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                     2,150,691            5,359,009             303,532             202,310

INCREASE (DECREASE) IN NET ASSETS FROM
     CONTRACT RELATED TRANSACTIONS
      Contributions from contract holders               5,034,893            2,415,242           2,522,632           8,074,765
      Contract terminations and benefits                  (67,402)          (2,407,347)            (10,433)         (1,369,000)
      Net transfers among investment options            1,422,631             (577,047)          1,171,570          (4,123,813)
                                                   -------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                  6,390,122             (569,152)          3,683,769           2,581,952
                                                   -------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                       8,540,813            4,789,857           3,987,301           2,784,262

Net assets, beginning of year                             592,853           18,296,148             205,303           1,609,399
                                                   -------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                            $    9,133,666       $   23,086,005      $    4,192,604      $    4,393,661
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                         417,038              215,510             216,161             787,669
    Terminations and benefits                              (5,349)            (203,941)               (887)           (133,290)
    Net transfers                                         113,197              (98,330)             96,007            (393,913)
                                                   -------------------------------------------------------------------------------

Net increase (decrease) in units                          524,886              (86,761)            311,281             260,466
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------


                                                             JPM               JPM BOND           MORGAN STANLEY
                                                        INTERNATIONAL          DIVISION              EMERGING
                                                        OPPORTUNITIES                                MARKETS
                                                           DIVISION                                    DEBT
                                                                                                     DIVISION
                                                   ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                     $      5,397        $     103,655         $     41,318
      Net realized gain (loss) on sales of
          investments                                        (4,885)              27,608              (98,098)

      Change in net unrealized appreciation/
         depreciation during the period                       1,193               19,824            (217,258)
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                           1,705              151,087            (274,038)

INCREASE (DECREASE) IN NET ASSETS FROM
     CONTRACT RELATED TRANSACTIONS
      Contributions from contract holders                   151,790            1,155,669               93,456
      Contract terminations and benefits                     (3,297)            (374,645)            (114,191)
      Net transfers among investment options                 17,630              811,411            (284,471)
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                      166,123            1,592,435            (305,206)
                                                   ----------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                           167,828            1,743,522            (579,244)

Net assets, beginning of year                                54,608            1,610,126            1,004,463
                                                   ----------------------------------------------------------------

NET ASSETS, END OF YEAR                               $     222,436       $    3,353,648        $     425,219
                                                   ----------------------------------------------------------------
                                                   ----------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                            14,083              110,037               10,030
    Terminations and benefits                                  (322)             (35,040)             (10,287)
    Net transfers                                             2,004               76,475             (36,770)
                                                   ----------------------------------------------------------------

Net increase (decrease) in units                             15,765              151,472             (37,027)
                                                   ----------------------------------------------------------------
                                                   ----------------------------------------------------------------


                                                 MORGAN STANLEY HIGH   MORGAN STANLEY U.S.    MORGAN STANLEY          TOTAL
                                                        YIELD             REAL ESTATE          ASIAN EQUITY
                                                       DIVISION            DIVISION              DIVISION


                                                 ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                $     166,796          $     14,842       $     (6,667)      $   4,759,920
      Net realized gain (loss) on sales of
          investments                                    (9,713)              (16,566)           (98,762)          2,670,394

      Change in net unrealized appreciation/
         depreciation during the period                (109,901)              (56,559)           (30,415)          7,118,407
                                                 ----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      47,182               (58,283)          (135,844)         14,548,721

INCREASE (DECREASE) IN NET ASSETS FROM
     CONTRACT RELATED TRANSACTIONS
      Contributions from contract holders             2,411,521               627,027            139,325          55,892,230
      Contract terminations and benefits               (253,268)               (5,801)          (128,176)         (9,028,978)
      Net transfers among investment options            520,662               162,261            111,005           3,243,578
                                                 ----------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                2,678,915               783,487            122,154          50,106,830
                                                 ----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                     2,726,097               725,204            (13,690)         64,655,551

Net assets, beginning of year                           337,544                91,666          1,396,250          52,682,682
                                                 ----------------------------------------------------------------------------

NET ASSETS, END OF YEAR                          $    3,063,641         $     816,870      $   1,382,560     $   117,338,234
                                                 ----------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                       231,191                65,075             17,776
    Terminations and benefits                           (23,986)                 (628)           (15,666)
    Net transfers                                        50,340                16,193              9,480
                                                   -----------------------------------------------------

Net increase (decrease) in units                        257,543                80,640             11,190
                                                   -----------------------------------------------------
                                                   -----------------------------------------------------


SEE ACCOMPANYING NOTES.

                                                       RENAISSANCE BALANCED     ZWEIG ASSET   NICHOLAS-APPLEGATE   HARRIS BRETALL
                                                                                ALLOCATION         BALANCED       SULLIVAN & SMITH
                                                                                                                   EQUITY GROWTH
                                                           DIVISION (1)          DIVISION        DIVISION (1)         DIVISION
                                                       ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                       $   1,179,624       $      (6,803)     $   1,582,908       $    427,845
      Net realized gain (loss) on sales of
          investments                                          (47,650)            283,834          1,142,519            416,103
      Change in net unrealized appreciation/
         depreciation during the period                       (331,511)            817,959           (745,131)         1,173,697
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                            800,463           1,094,990          1,980,296          2,017,645

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                       50,240             282,086            217,130            476,558
      Contract terminations and benefits                    (2,048,893)           (447,276)          (797,813)          (676,940)
      Net transfers among investment options                (6,987,630)           (360,213)       (13,062,770)          (364,132)
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net
assets
    from contract related
    transactions                                            (8,986,283)           (525,403)       (13,643,453)          (564,514)
                                                       ---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
                                                            (8,185,820)            569,587        (11,663,157)         1,453,131

Net assets, beginning of year
                                                             8,185,820           5,628,521         11,663,157          6,449,820
                                                       ---------------------------------------------------------------------------

NET ASSETS, END OF YEAR                                    $         -       $   6,198,108       $          -      $   7,902,951
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                                3,235              15,508             12,383             24,893
    Terminations and benefits                                 (136,537)            (28,230)           (48,344)           (36,846)
    Net transfers                                             (458,159)            (20,172)          (743,141)           (22,269)
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in units                              (591,461)            (32,894)          (779,102)           (34,222)
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------




                                                       SCUDDER KEMPER       ZWEIG EQUITY       PINNACLE FIXED        ARM CAPITAL
                                                            VALUE            (SMALL CAP)           INCOME           ADVISORS MONEY
                                                                                                                        MARKET
                                                          DIVISION            DIVISION          DIVISION (1)         DIVISION (1)
                                                       ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                     $   1,102,892        $     87,317        $    105,752         $     40,591
      Net realized gain (loss) on sales of
             investments                                   1,054,089             134,755              23,940                    -
      Change in net unrealized appreciation/
         depreciation during the period                     (586,088)             269,068            (45,807)                    -
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                        1,570,893             491,140              83,885               40,591

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                  1,165,539             702,306              75,944              253,284
      Contract terminations and benefits                    (637,094)           (123,974)           (665,750)          (2,648,502)
      Net transfers among investment options                (741,595)           (116,828)         (1,012,688)            1,008,280
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net
assets
    from contract related
    transactions                                            (213,150)             461,504         (1,602,494)          (1,386,938)
                                                       ---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                          1,357,743             952,644         (1,518,609)          (1,346,347)

Net assets, beginning of year                              5,473,324           2,039,912           1,518,609            1,346,347
                                                       ---------------------------------------------------------------------------

NET ASSETS, END OF YEAR                                $   6,831,067       $   2,992,556         $         -          $         -
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                            50,208              42,184               6,235               22,812
    Terminations and benefits                               (29,791)             (6,914)            (55,386)            (239,148)
    Net transfers                                           (29,446)             (9,164)            (83,132)               92,363
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in units                             (9,029)              26,106           (132,283)            (123,973)
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------


                                                    MORGAN STANLEY        MORGAN STANLEY     EAFE EQUITY INDEX    EQUITY 500 INDEX
                                                     ASIAN GROWTH         WORLDWIDE HIGH
                                                                             INCOME
                                                     DIVISION (1)          DIVISION (1)         DIVISION (2)        DIVISION (2)
                                                    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                  $     (24,390)        $    254,004         $       (77)        $      (817)
      Net realized gain (loss) on sales of
             investments                               (1,083,367)            (173,515)               (230)                552
      Change in net unrealized appreciation/
         depreciation during the period                  (116,343)             (23,791)                648              17,065
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                    (1,224,100)              56,698                 341              16,800

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                  61,870              194,121              39,018             578,039
      Contract terminations and benefits                 (356,571)             (47,984)                  -                   -
      Net transfers among investment options           (1,958,536)          (1,162,798)             16,196             193,929
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net
assets
    from contract related
    transactions                                       (2,253,237)          (1,016,661)             55,214             771,968
                                                    ------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                      (3,477,337)            (959,963)             55,555             788,768

Net assets, beginning of year                           3,477,337              959,963                   -                   -
                                                    ------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                             $           -          $         -         $    55,555        $    788,768
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                                           6,152               12,450              4,002               56,973
    Terminations and benefits                             (37,573)              (2,859)                 -                    -
    Net transfers                                        (300,386)             (79,204)             1,621               19,458
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in units                         (331,807)             (69,613)             5,623               76,431
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------


                                                         SMALL CAP INDEX    VIP EQUITY-INCOME
                                                           DIVISION (2)         DIVISION (2)
                                                    ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)                        $     (586)         $      (605)
      Net realized gain (loss) on sales of
             investments                                      (1,178)                 804
      Change in net unrealized appreciation/
         depreciation during the period                        7,146               13,995
                                                    ---------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                            5,382               14,194

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                    166,071              570,182
      Contract terminations and benefits                        (171)                   -
      Net transfers among investment options                 244,487               76,231
                                                    ---------------------------------------------
Net increase (decrease) in net
assets
    from contract related
    transactions                                             410,387              646,413
                                                    ---------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                            415,769              660,607

Net assets, beginning of year                                      -                    -
                                                    ---------------------------------------------

NET ASSETS, END OF YEAR                                  $   415,769         $    660,607
                                                    ---------------------------------------------
                                                    ---------------------------------------------

UNIT TRANSACTIONS
    Contributions                                             17,076               55,783
    Terminations and benefits                                    (17)                   -
    Net transfers                                             25,151                7,615
                                                    ---------------------------------------------
Net increase (decrease) in units                              42,210               63,398
                                                    ---------------------------------------------
                                                    ---------------------------------------------


(1) For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

                                                     VIP II Contrafund   VIP III Growth          VIP III        Janus Aspen Capital
                                                                            & Income       Growth Opportunities     Appreciation
                                                        Division (2)      Division (2)         Division (2)         Division (2)
                                                    -------------------------------------------------------------------------------
Increase (decrease) in net assets
    from operations
      Net investment income (loss)                      $    (584)        $   4,733          $     (679)           $    1,353
      Net realized gain (loss) on sales of
         investments                                         (604)             (575)              1,560                  (471)
      Change in net unrealized appreciation/
         depreciation during the period                    12,890               335               7,004                14,295
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                        11,702             4,493               7,885                15,177

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                 541,632            58,386              75,419               523,386
      Contract terminations and benefits                        -              (199)                (12)                    -
      Net transfers among investment options               96,276           142,097             701,262                54,290
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                    637,908          200,284              776,669               577,676
                                                    -------------------------------------------------------------------------------

Increase (decrease) in net assets                         649,610          204,777              784,554               592,853

Net assets, beginning of year                                   -                -                    -                     -
                                                    -------------------------------------------------------------------------------

Net assets, end of year                               $   649,610       $  204,777          $   784,554          $    592,853
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

Unit transactions
    Contributions                                          55,713            5,726                7,215                53,566
    Terminations and benefits                                   -              (19)                  (1)                    -
    Net transfers                                           9,838           14,155               66,453                 5,542
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in units                           65,551           19,862               73,667                59,108
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------


                                                       Janus Aspen         Janus Aspen      Janus Aspen Money    JPM International
                                                        Balanced        Worldwide Growth          Market           Opportunities
                                                       Division (2)        Division (2)         Division (2)        Division (2)
                                                    ------------------------------------------------------------------------------
Increase (decrease) in net assets
    from operations
      Net investment income (loss)                  $    124,668           $    139           $    6,879          $    6,642
      Net realized gain (loss) on sales of
         investments                                      10,342               (172)                   -                 (21)
      Change in net unrealized appreciation/
         depreciation during the period                  239,772              5,622                   49              (5,952)
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      374,782              5,589                6,928                 669

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                 90,044             54,415              934,647              16,749
      Contract terminations and benefits                (309,924)                  -             (33,861)               (148)
      Net transfers among investment options          18,141,246            145,299              701,685              37,338
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                17,921,366            199,714            1,602,471              53,939
                                                    ------------------------------------------------------------------------------

Increase (decrease) in net assets                     18,296,148            205,303            1,609,399              54,608

Net assets, beginning of year                                  -                  -                    -                   -
                                                    ------------------------------------------------------------------------------

Net assets, end of year                             $ 18,296,148        $   205,303         $  1,609,399          $   54,608
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

Unit transactions
    Contributions                                         10,767              5,578               93,292               1,650
    Terminations and benefits                            (29,850)                 -               (3,383)                (15)
    Net transfers                                      1,846,870             15,097               70,071               3,724
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in units                       1,827,787             20,675              159,980               5,359
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------


                                                        JPM Bond           Morgan Stanley        Morgan Stanley
                                                                       Emerging Markets Debt       High Yield
                                                       Division (2)          Division (2)          Division (2)
                                                   --------------------------------------------------------------
Increase (decrease) in net assets
    from operations
      Net investment income (loss)                 $     40,143            $    34,939           $    21,386
      Net realized gain (loss) on sales of
         investments                                         13                 13,489                   (99)
      Change in net unrealized appreciation/
         depreciation during the period                 (20,141)                45,758               (15,980)
                                                   --------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      20,015                 94,186                 5,307

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                42,312                      -                42,907
      Contract terminations and benefits                 (7,095)               (90,245)                 (194)
      Net transfers among investment options          1,554,894              1,000,522               289,524
                                                   --------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                1,590,111                910,277               332,237
                                                   --------------------------------------------------------------

Increase (decrease) in net assets                     1,610,126              1,004,463               337,554

Net assets, beginning of year                                 -                      -                     -
                                                   --------------------------------------------------------------

Net assets, end of year                            $  1,610,126          $   1,004,463          $    337,544
                                                   --------------------------------------------------------------
                                                   --------------------------------------------------------------

Unit transactions
    Contributions                                         4,196                      -                 4,232
    Terminations and benefits                              (704)                (8,475)                  (19)
    Net transfers                                       154,985                100,797                28,912
                                                   --------------------------------------------------------------
Net increase (decrease) in units                        158,477                 92,322                33,125
                                                   --------------------------------------------------------------
                                                   --------------------------------------------------------------



                                                    Morgan Stanley U.S.     Morgan Stanley
                                                        Real Estate           Asian Equity
                                                         Division (2)          Division (2)          Total
                                                    ----------------------------------------------------------
Increase (decrease) in net assets
    from operations
      Net investment income (loss)                     $     1,878          $     (554)          $  4,988,598
      Net realized gain (loss) on sales of
         investments                                            33              (1,417)             1,772,734
      Change in net unrealized appreciation/
         depreciation during the period                        731             (75,264)               660,026
                                                    ----------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                          2,642             (77,235)             7,421,358

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                   41,347               5,253              7,258,885
      Contract terminations and benefits                         -             (29,383)            (8,922,029)
      Net transfers among investment options                47,677           1,497,615                181,658
                                                    ----------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                      89,024           1,473,485             (1,481,486)
                                                    ----------------------------------------------------------

Increase (decrease) in net assets                           91,666           1,396,250              5,939,872

Net assets, beginning of year                                    -                   -             46,742,810
                                                    ----------------------------------------------------------

Net assets, end of year                                $    91,666         $ 1,396,250         $   52,682,682
                                                    ----------------------------------------------------------
                                                    ----------------------------------------------------------

Unit transactions
    Contributions                                            4,098                 532
    Terminations and benefits                                    -              (3,050)
    Net transfers                                            4,733             153,791
                                                    ------------------------------------------
Net increase (decrease) in units                             8,831             151,273
                                                    ------------------------------------------
                                                    ------------------------------------------


(1) For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997

See accompanying notes.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                           Notes to Financial Statements

                                 December 31, 1998


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

National Integrity Life Insurance Company ("National Integrity") established Separate Account II (the "Separate Account") on May 21, 1992 under the insurance laws of the state of New York for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("Investment Company Act"). The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") and their ultimate parent is ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Contract holders may allocate or transfer their account values to one or more investment divisions of the Separate Account or to one or more fixed guaranteed rate options or systematic transfer options of Integrity's Separate Account GPO. The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds ("Funds"): BT Insurance Funds Trust ("BT Funds Trust"); Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), and Variable Insurance Products Fund III ("VIP III"), part of the Fidelity Investments group of companies (collectively, "Fidelity's VIP Funds"); The Legends Fund, Inc. ("Legends Fund"); Janus Aspen Series; J.P. Morgan Series Trust II ("JPM Series"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Universal Funds"). Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the BT Funds Trust. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Integrity Capital Advisors, Inc., a wholly owned subsidiary of ARM, is the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Morgan Stanley Dean Witter Asset Management Inc. ("MSDW") serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                     Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

serves as investment adviser. MSDW is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Prior to ARM's secondary public offering of its common stock in May 1998, Morgan Stanley and ARM were considered affiliates.

On July 23, 1997, National Integrity filed an application (amended on October 9,
1997) with the Securities and Exchange Commission ("SEC") pursuant to Section 26(b) of the Investment Company Act for an order to approve a substitution of certain divisions of the Separate Account (the "Substitution"). The Substitution involved the transfer of assets from a division within the Separate Account to a new division which invests in shares of corresponding investment portfolios of an insurance trust mutual fund ("New Division") deemed to have (i) substantially similar investment strategies and (ii) historically stronger investment performance and/or lower expense ratios (after waivers and reimbursements). The Substitution was approved by the SEC on November 14, 1997, and was effected on that day. The divisions of the Separate Account affected by the Substitution and the New Divisions which received the assets are as follows:

Original Division                       New Division
-----------------                       ------------

Renaissance Balanced                    Janus Aspen Balanced

Nicholas-Applegate Balanced             Janus Aspen Balanced

Pinnacle Fixed Income                   JPM Bond

ARM Capital Advisors Money Market       Janus Aspen Money Market

Morgan Stanley Asian Growth             Morgan Stanley Asian Equity

Morgan Stanley Worldwide High Income    Morgan Stanley Emerging Markets Debt

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Units of each division of the Separate Account affected by the Substitution were redeemed in-kind and the redemption proceeds were used to purchase units of the New Division. The costs of the Substitution were borne by Integrity, and no fees, transfer charges or sales charges to effect the Substitution were imposed on the Separate Account or the contract holders. Prior to and immediately following the Substitution, the account values of contract holders were the same. In addition, the Substitution did not alter the tax or insurance benefits to contract holders or the contractual obligation of National Integrity.

The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has twenty-one investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Funds.

     ZWEIG ASSET ALLOCATION PORTFOLIO seeks long term capital appreciation with investments from the 1,000 most liquid stocks. The Portfolio's sub-adviser strives to do this while protecting principal and reducing exposure to market risk. The 1,000 most liquid stocks are those that the sub-adviser considers comparable to those included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 share or $425 million in total assets, and that are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), over-the-counter ("OTC") or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

     HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest in U.S. government securities, cash and cash equivalents when that appears to be a better choice in light of the Portfolio's investment objective or when justified by market conditions. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

     SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and large dividend payment histories that have low price-

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is sub-adviser to the Portfolio.

     ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in "small company stocks," consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. "Small company stocks" are the 2,000 stock positions immediately after the 1,000 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

     EAFE EQUITY INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Portfolio will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the portfolio will generally, but not necessarily, be traded on a foreign securities exchange. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

     EQUITY 500 INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the S&P 500, an index emphasizing large-capitalization stocks. The Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SMALL CAP INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. The Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

     VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

     VIP II CONTRAFUND PORTFOLIO seeks long-term capital appreciation. The Portfolio invests primarily in common stocks and in securities whose value the sub-adviser believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

     VIP III GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. The Portfolio may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VIP III GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The Portfolio may also invest in bonds, lower quality debt securities, as well as stocks that are not currently paying dividends but offer prospects for future income or capital appreciation. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

     JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller emerging growth companies. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JANUS ASPEN BALANCED PORTFOLIO seeks long-term capital growth, consistent with current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income senior securities. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of any size throughout the world. Janus Aspen Worldwide Growth portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at any time invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JANUS ASPEN MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share. The portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Portfolio's investment adviser, pursuant to procedures.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The portfolio may invest only in United States dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JPM INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the United States. The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection. J.P. Morgan Investment Management Inc. is the investment adviser to the Portfolio.

     JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the portfolio will fluctuate, the portfolio attempts to preserve the value of its investments to the extent consistent with its objective. J.P. Morgan Investment Management Inc. is the investment adviser to the Portfolio.

     MORGAN STANLEY ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the adviser believes are undervalued. The portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. MSDW serves as the investment adviser to the Portfolio.

     MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time striving for investment growth. MSDW serves as the investment adviser to the Portfolio.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORGAN STANLEY HIGH YIELD PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities of both U.S. and non-U.S. issuers and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The portfolio's average weighted maturity will ordinarily exceed five years. Miller Anderson & Sherrerd, LLP serves as the investment adviser to the Portfolio.

     MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of United States and non-United States companies principally engaged in the United States real estate industry, including real estate investment trusts ("REITs") and real estate operating companies. MSDW serves as the investment adviser to the Portfolio.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds' shares are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds' portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, National Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, National Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, National Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                Separate Account II
                                         of
                     National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1998 and the cost of shares held at December 31, 1998 for each division were as follows:

                DIVISION                                    PURCHASES                SALES                 COST
------------------------------------------------------------------------------------------------------------------
Zweig Asset Allocation                                    $  2,385,751           $   997,181          $  6,505,631
Harris Bretall Equity Growth                                 7,093,679             6,419,358             8,848,057
Scudder Kemper Value                                         4,815,208             2,055,171             9,787,145
Zweig Equity (Small Cap)                                     1,748,838               891,202             3,689,813
EAFE Equity Index                                              834,593                44,430               850,499
Equity 500 Index                                             6,849,165               263,320             7,402,012
Small Cap Index                                              3,390,376               137,998             3,646,123
VIP Equity-Income                                            6,499,765               360,776             6,784,273
VIP II Contrafund                                            6,552,889               272,577             6,924,630
VIP III Growth & Income                                      4,911,366               322,380             4,835,611
VIP III Growth Opportunities                                 3,664,614               353,156             4,103,922
Janus Aspen Capital Appreciation                             6,587,890               247,463             6,962,080
Janus Aspen Balanced                                         6,895,199             6,868,299            18,500,359
Janus Aspen Worldwide Growth                                 4,027,392               318,615             3,924,296
Janus Aspen Money Market                                    17,638,712            14,852,738             4,394,634
JPM International Opportunities                                224,512                53,135               226,951
JPM Bond                                                     2,523,084               825,841             3,354,647
Morgan Stanley Emerging Markets Debt                           308,068               570,607               598,386
Morgan Stanley High Yield                                    3,842,439               998,650             3,187,606
Morgan Stanley U.S. Real Estate                                890,774                93,140               871,873
Morgan Stanley Asian Equity                                    508,115               402,863             1,487,619
                                                                                                     $ 106,886,167

3. EXPENSES

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual administrative charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                              Financial Statements
                                (Statutory Basis)

                             National Integrity Life
                                Insurance Company

                     YEARS ENDED DECEMBER 31, 1998 AND 1997
                       WITH REPORT OF INDEPENDENT AUDITORS

                    National Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors............................................. 1

Audited Financial Statements

Balance Sheets (Statutory Basis)........................................... 2
Statements of Income (Statutory Basis)..................................... 4
Statements of Changes in Capital and Surplus (Statutory Basis)............. 5
Statements of Cash Flows (Statutory Basis)................................. 6
Notes to Financial Statements (Statutory Basis)............................ 8

                         Report of Independent Auditors

Board of Directors
National Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of National Integrity Life Insurance Company as of December 31, 1998 and 1997, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of National Integrity Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                             /s/ Ernst & Young LLP

Louisville, Kentucky
February 9, 1999

                    National Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                        DECEMBER 31,
                                                  1998              1997
                                           -------------------------------------
                                                      (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                       $  360,012        $  414,907
  Preferred stocks                                 9,740            21,792
  Mortgage loans                                   2,835             3,242
  Policy loans                                    26,695            26,396
  Cash and short-term investments                 78,883            12,078
  Receivable for securities                            -             1,941
  Other invested assets                            3,786             3,794
                                           -------------------------------------
Total cash and invested assets                   481,951           484,150

Separate account assets                          771,953           617,327
Accrued investment income                          5,062             5,735
Other admitted assets                                718             2,143




                                           -------------------------------------
Total admitted assets                        $ 1,259,684       $ 1,109,355
                                           -------------------------------------
                                           -------------------------------------

                                                                   DECEMBER 31,
                                                             1998                1997
                                                       -------------------------------------
                                                                  (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy and contract liabilities:
   Life and annuity reserves                               $  437,286         $  446,610
   Unpaid claims                                                   50                 50
   Deposits on policies to be issued                            1,243                564
                                                       -------------------------------------
  Total policy and contract liabilities                        438,579            447,224

  Separate account liabilities                                 771,953            617,327
  Accounts payable and accrued expenses                             13                151
  Transfers to separate accounts due or accrued, net           (27,297)           (24,362)
  Reinsurance balances payable                                     207                511
  Federal income taxes                                           1,005              5,645
  Asset valuation reserve                                        3,204              1,570
  Interest maintenance reserve                                   8,443              7,240
  Other liabilities                                              4,074                 32
                                                       -------------------------------------
Total liabilities                                            1,200,181          1,055,338

Capital and surplus:
  Common stock, $10 par value, 200,000 shares
   authorized, issued, and outstanding                           2,000              2,000
  Paid-in surplus                                               59,244             59,244
  Special surplus funds                                            750                750
  Unassigned surplus (deficit)                                  (2,491)            (7,977)
                                                       -------------------------------------
Total capital and surplus                                       54,017             59,503
                                                       -------------------------------------
Total liabilities and capital and surplus                  $ 1,259,684        $ 1,109,355
                                                       -------------------------------------
                                                       -------------------------------------

SEE ACCOMPANYING NOTES.

                  National Integrity Life Insurance Company

                   Statements of Income (Statutory Basis)

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      1998               1997
                                                                             -------------------------------------
                                                                                          (IN THOUSANDS)
Premiums and other revenues:
  Premiums and annuity considerations                                             $   13,496         $   11,533
  Deposit-type funds                                                                 196,927            211,637
  Net investment income                                                               36,077             42,464
  Amortization of the interest maintenance reserve                                     1,478              1,359
  Other revenues                                                                       8,331              5,961
                                                                             -------------------------------------
Total premiums and other revenues                                                    256,309            272,954

Benefits paid or provided:
  Death benefits                                                                       4,098              1,268
  Annuity benefits                                                                    16,475             12,687
  Surrender benefits                                                                 142,420            123,520
  Payments on supplementary contracts                                                  1,637              1,648
  Decrease in insurance and annuity reserves                                          (9,247)           (66,954)
  Other benefits                                                                         101                119
                                                                             -------------------------------------
Total benefits paid or provided                                                      155,484             72,288

Insurance and other expenses:
  Commissions                                                                          8,904             10,088
  General expenses                                                                    14,876             11,146
  Taxes, licenses and fees                                                               228                794
  Net transfers to separate accounts                                                  63,171            163,896
  Other expenses                                                                       3,871              3,542
                                                                             -------------------------------------
Total insurance and other expenses                                                    91,050            189,466
                                                                             -------------------------------------
Gain from operations before federal income taxes
  and net realized capital gains (losses)                                              9,775             11,200

Federal income tax expense                                                                31              3,621
                                                                             -------------------------------------
Gain from operations before net realized
    capital gains (losses)                                                             9,744              7,579

Net realized capital gains (losses), excluding realized
    capital gains (losses) net of tax transferred to the
    interest maintenance reserve (1998-$2,681; 1997-$(314))                              147             (2,036)
                                                                             -------------------------------------
Net income                                                                         $   9,891          $   5,543
                                                                             -------------------------------------
                                                                             -------------------------------------

SEE ACCOMPANYING NOTES.

                National Integrity Life Insurance Company

    Statements of Changes in Capital and Surplus (Statutory Basis)

                Years Ended December 31, 1998 and 1997

                                                        SPECIAL      UNASSIGNED         TOTAL
                               COMMON     PAID-IN       SURPLUS        SURPLUS       CAPITAL AND
                               STOCK      SURPLUS        FUNDS        (DEFICIT)        SURPLUS
                          ------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
Balance, January 1, 1997     $   2,000   $  59,244      $    750     $  (13,723)     $  48,271
Net income                                                                5,543          5,543
Decrease in asset
  valuation reserve                                                         203            203
                          -----------------------------------------------------------------------
Balance, December 31,
  1997                           2,000      59,244           750         (7,977)        54,017

Net income                                                                9,891          9,891
Increase in asset
  valuation reserve                                                      (1,634)        (1,634)
Dividend to shareholder                                                  (2,771)        (2,771)
                          -----------------------------------------------------------------------
Balance, December 31,
    1998                     $   2,000   $  59,244      $    750     $   (2,491)      $ 59,503
                          -----------------------------------------------------------------------
                          -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)


                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   1998               1997
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds, and other
      considerations received                                                    $  210,424         $  223,170
    Net investment income received                                                   36,344             42,944
    Commission and expense allowances received on
      reinsurance ceded                                                                   8                  8
    Benefits paid                                                                  (164,730)          (139,316)
    Insurance expenses paid                                                         (24,148)           (22,090)
    Other income received net of other expenses paid                                  4,368              2,335
    Net transfers to separate accounts                                              (66,100)          (167,010)
    Federal income taxes                                                             (4,670)            (4,479)
                                                                          -------------------------------------
Net cash used in operations                                                          (8,504)           (64,438)

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments of investments:
    Bonds                                                                           291,759            368,167
    Preferred stocks                                                                 38,672             55,948
    Mortgage loans                                                                      407                687
    Other invested assets                                                                 8                  -
    Net gains on cash and short-term investments                                         64                  -
    Miscellaneous proceeds                                                                -              4,254
                                                                          -------------------------------------
Total investment proceeds                                                           330,910            429,056
Benefits received (taxes paid) on capital gains                                      (1,407)             6,921
                                                                          -------------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                                  329,503            435,977

Cost of investments acquired:
    Bonds                                                                           232,584            337,887
    Preferred stocks                                                                 26,322             26,621
    Other invested assets                                                                 -              3,794
    Miscellaneous applications                                                            -                405
                                                                          -------------------------------------
Total cost of investments acquired                                                  258,906            368,707
Net increase in policy loans and premium notes                                          299              1,415
                                                                          -------------------------------------
Net cash provided by investment activities                                           70,298             65,855

                    National Integrity Life Insurance Company

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        1998               1997
                                                                               -------------------------------------
                                                                                          (IN THOUSANDS)
FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Other sources                                                                          8,644              2,588
                                                                               -------------------------------------
Total other cash provided                                                                  8,644              2,588
                                                                               -------------------------------------

Other cash applied:
    Dividends to shareholder                                                               2,771                  -
    Other applications, net                                                                  861              6,497
                                                                               -------------------------------------
Total other cash applied                                                                   3,632              6,497
                                                                               -------------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                                               5,012            (3,909)
                                                                               -------------------------------------

Net increase (decrease) in cash and short-term investments                                66,805            (2,492)

Cash and short-term investments at beginning of year                                      12,078            14,570
                                                                               -------------------------------------
Cash and short-term investments at end of year                                         $  78,883          $  12,078
                                                                               -------------------------------------
                                                                               -------------------------------------

SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                               December 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company (the "Company") is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired Integrity and the Company from The National Mutual Life Association of Australasia Limited. The Company is domiciled in the state of New York. The Company, currently licensed in eight states and the District of Columbia, specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

     INVESTMENTS

     Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

     Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

     POLICY ACQUISITION COSTS

     Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

     NONADMITTED ASSETS

     Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

     PREMIUMS AND BENEFITS

     Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

     BENEFIT RESERVES

     Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAXES

     Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

     STATEMENT OF CASH FLOWS

     Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                                             1998              1997
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Net income as reported in the accompanying statutory
  basis financial statements                                              $       9,891    $       5,543

Deferred policy acquisition costs, net of amortization                            9,940           10,157
Adjustments to customer deposits                                                 (4,560)          (5,781)
Adjustments to invested asset carrying values at acquisition date
                                                                                    (32)             (38)
Amortization of value of insurance in force                                        (539)            (870)
Amortization of interest maintenance reserve                                     (1,478)          (1,359)
Adjustments for realized investment gains                                         3,646            1,511
Adjustments for federal income tax expense                                       (5,200)          (3,320)
Other                                                                              (107)             166
                                                                       ------------------------------------

Net income, GAAP basis                                                    $      11,561    $       6,009
                                                                       ------------------------------------
                                                                       ------------------------------------

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31,
                                                                             1998              1997
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Capital and surplus as reported in the accompanying
   statutory basis financial statements                                   $      59,503    $      54,017
Adjustments to customer deposits                                                (37,356)         (32,825)
Adjustments to invested asset carrying values at acquisition date
                                                                                     77               94
Asset valuation reserve and interest maintenance reserve                         11,646            8,799
Value of insurance in force                                                       4,159            4,810
Deferred policy acquisition costs                                                43,497           33,902
Net unrealized gains (losses) on available-for-sale securities
                                                                                 (7,076)           5,849
Other                                                                             3,474            7,413
                                                                       ------------------------------------

Shareholder's equity, GAAP basis                                          $      77,924    $      82,059
                                                                       ------------------------------------
                                                                       ------------------------------------

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     Short-term investments includes investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying financial statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1998 financial statements. These reclassifications had no effect on previously reported net income or surplus.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, the NAIC adopted codified statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the

                    National Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES (CONTINUED)

Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time it is unclear whether New York will adopt Codification. The Company is monitoring developments related to codification and assessing the potential effects any changes would have on the Company's statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                                 COST OR             GROSS             GROSS
                                                AMORTIZED          UNREALIZED       UNREALIZED
                                                  COST               GAINS            LOSSES       FAIR VALUE
                                          --------------------------------------------------------------------
                                                                   (IN THOUSANDS)
At December 31, 1998:
    Mortgage-backed securities                 $   184,619        $       -        $       -      $   184,619
    Corporate securities                           129,725            3,426            7,681          125,470

    Asset-backed securities                         26,483                -                -           26,483

    U.S. Treasury securities and
      obligations of U.S. government
      agencies                                       2,489              112                -            2,601

    Foreign governments                             16,696                -            2,471           14,225
                                          --------------------------------------------------------------------
Total bonds                                    $   360,012       $    3,538      $    10,152      $   353,398
                                          --------------------------------------------------------------------
                                          --------------------------------------------------------------------
At December 31, 1997:
    Mortgage-backed securities                $    193,688       $        -       $        -     $    193,688
    Corporate securities                           159,208            4,074               34          163,248

    Asset-backed securities                         27,370                -                -           27,370

    U.S. Treasury securities and
      obligations of U.S. government
      agencies                                      24,361            1,083                2           25,442

    Foreign governments                             10,280                -              437            9,843
                                          --------------------------------------------------------------------
Total bonds                                   $    414,907      $     5,157       $      473     $    419,591
                                          --------------------------------------------------------------------
                                          --------------------------------------------------------------------

                    National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1998 and 1997, the fair value of investments in bonds includes $256.2 million and $306.8 million, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                            COST OR         FAIR VALUE
                                                                        AMORTIZED COST
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Years to maturity:
   One or less                                                            $         200    $         200
   After one through five                                                        27,253           26,920
   After five through ten                                                        20,769           19,437
   After ten                                                                    100,689           95,740
   Asset-backed securities                                                       26,483           26,483
   Mortgage-backed securities                                                   184,618          184,618
                                                                       ------------------------------------

Total                                                                     $     360,012    $     353,398
                                                                       ------------------------------------
                                                                       ------------------------------------

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1998 and 1997 were $262.0 million and $375.5 million; gross gains of $5.6 million and $8.6 million, and gross losses of $1.4 million and $8.3 million were realized on those sales, respectively.

                  National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

At December 31, 1998 and 1997, bonds with an admitted asset value of $1,218,000 and $1,235,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1998, the Company held no mortgages with interest more than one year past due. During 1998, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                                             1998              1997
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Income:
   Bonds                                                                  $    31,054      $     34,854
   Preferred stocks                                                             1,328             4,205
   Mortgage loans                                                                 245               291
   Policy loans                                                                 2,014             2,072
   Cash and short-term investments                                              2,147             1,506
   Other                                                                          279               (3)
                                                                       ------------------------------------
Total investment income                                                        37,067            42,925

Investment expenses                                                             (656)             (461)
Interest expense on repurchase agreements                                       (334)                 -
                                                                       ------------------------------------

Net investment income                                                     $    36,077      $     42,464
                                                                       ------------------------------------
                                                                       ------------------------------------

                  National Integrity Life Insurance Company

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements. Reinsurance is not significant to the Company's premiums, benefits or policy and contract liabilities.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                                             1998              1997
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Direct premiums and amounts assessed against
  policyholders                                                            $     199,389    $     210,910
Reinsurance assumed                                                               11,757           12,770
Reinsurance ceded                                                                   (723)            (510)
                                                                       ------------------------------------
Net premiums, annuity considerations and deposit-type funds
                                                                           $     210,423    $     223,170
                                                                       ------------------------------------
                                                                       ------------------------------------

5. FEDERAL INCOME TAXES

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations with current benefit taken for the use of the Company's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

                  National Integrity Life Insurance Company

6. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1998 and 1997, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                  National Integrity Life Insurance Company

7. ANNUITY RESERVES

At December 31, 1998 and 1997, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                               AMOUNT            PERCENT
                                                                         -------------------------------------
                                                                         (IN THOUSANDS)
At December 31, 1998:
    Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                              $   221,118             20.0%
      At book value less surrender charge of 5% or more                              71,502               6.5
      At market value                                                               523,230              47.4
                                                                         -------------------------------------
    Total with adjustment or at market value                                        815,850              73.9
    Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                         228,629              20.7
    Not subject to discretionary withdrawal                                          60,076               5.4
                                                                         -------------------------------------
    Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                                1,104,555            100.0%
                                                                                             -----------------
                                                                                             -----------------
    Less reinsurance ceded                                                                -
                                                                         -------------------
    Net annuity reserves and deposit fund liabilities                           $ 1,104,555
                                                                         -------------------
                                                                         -------------------
At December 31, 1997:
    Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                              $   219,464             22.9%
      At book value less surrender charge of 5% or more                               5,760               0.6
      At market value                                                               372,550              38.9
                                                                         -------------------------------------
    Total with adjustment or at market value                                        597,774              62.4
    Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                         299,314              31.2
    Not subject to discretionary withdrawal                                          61,448               6.4
                                                                         -------------------------------------
    Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                                  958,536            100.0%
                                                                                             -----------------
                                                                                             -----------------
    Less reinsurance ceded                                                                -
                                                                         -------------------
    Net annuity reserves and deposit fund liabilities                           $   958,536
                                                                         -------------------
                                                                         -------------------

                  National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include non-indexed products and options (i.e., guaranteed rate options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative.
Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1998 is as follows:

                                                        *NONINDEXED       NONGUARANTEED
                                                      GUARANTEED MORE       SEPARATE
                                                          THAN 4%           ACCOUNTS                TOTAL
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------
                                                                         (IN THOUSANDS)
Premiums, deposits and other considerations             $       9,330     $     110,020      $     119,350
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------

Reserves for separate accounts with assets at
   fair value                                           $     221,118     $     523,363      $     744,481
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------

Reserves for separate accounts by withdrawal
  characteristics:
    Subject to discretionary withdrawal(with
      adjustment):
        With market value adjustment                    $     221,118     $           -      $     221,118
        At book value without market value
          adjustment and with current surrender
           charge of 5% or more                                     -                 -                  -
         At market value                                            -           523,363            523,363
                                                     --------------------------------------------------------
     Total with adjustment or at market value                 221,118           523,363            744,481
     Not subject to discretionary withdrawal                        -                 -                  -
                                                     --------------------------------------------------------

Total separate accounts reserves                        $     221,118     $     523,363      $     744,481
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------

* Separate accounts with guarantees.

                  National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1998 and 1997 is presented below:

                                                                             1998              1997
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Transfers as reported in the Summary of Operations of
  the Separate Accounts Statement:
     Transfers to separate accounts                                       $     119,350    $     211,743
     Transfers from separate accounts                                           (56,316)         (47,948)
                                                                       ------------------------------------
Net transfers to separate accounts                                               63,034          163,795

Reconciling adjustments:
   Other revenues                                                                   137              101
                                                                       ------------------------------------
Transfers as reported in the Summary of Operations of the Life,
   Accident and Health Annual Statement                                   $      63,171    $     163,896
                                                                       ------------------------------------
                                                                       ------------------------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                  National Integrity Life Insurance Company

9. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

                                             DECEMBER 31, 1998                   DECEMBER 31, 1997
                                    -------------------------------------------------------------------------
                                     CARRYING AMOUNT     FAIR VALUE      CARRYING AMOUNT      FAIR VALUE
                                    -------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
Assets:
   Bonds                               $     360,012    $     348,766      $     414,907     $     424,642
   Preferred stocks                            9,740            7,981             21,792            22,252
   Mortgage loans                              2,835            2,835              3,242             3,242

Liabilities:
   Life and annuity reserves for
     investment-type contracts         $     360,606    $     359,972      $     367,124     $     367,374
   Separate accounts annuity
     reserves                                744,349          733,365            592,018           576,877

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS

The carrying amount of mortgage loans approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of deposit fund liabilities and the remaining annuity reserves are based on the cash surrender value of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

                  National Integrity Life Insurance Company

10. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement and an Investment Advisory Agreement with ARM. Under these agreements, ARM performs certain administrative investment advisory and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1998 and 1997, the Company was charged $8.6 million and $5.9 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

11. YEAR 2000 (UNAUDITED)

ARM has undertaken a Year 2000 project that includes all of its subsidiaries, including the Company. ARM's Year 2000 compliance project, as it relates to the Company, is provided for under the Investment Services Agreement and Administrative Services Agreement between ARM and the Company. The cost of ARM's Year 2000 initiatives is not expected to be material to ARM's results of operations or financial condition. Likewise, any cost to the Company related to Year 2000 compliance is not expected to be material to the Company's results of operations or financial condition.

ARM has completed the assessment phase of the project for all production applications, hardware (personal computers and servers), system software, vendors and business partners. Although ARM is still receiving information from a few vendors and business partners and assessing various logistic concerns with its facilities, ARM's major production systems are substantially Year 2000 compliant. Where Year 2000 problems were found, the necessary upgrades and repairs have begun and are scheduled for completion no later than May 31, 1999.

                  National Integrity Life Insurance Company

11. YEAR 2000 (UNAUDITED) (CONTINUED)

As well as assessing its facilities, ARM is also in the repair and certification testing phase of its project. The testing phase will serve to verify the results of repairs and assessments. Steps needed to correct any problems uncovered during testing will begin immediately at that time. ARM's Year 2000 project is well underway and because management believes that it will be Year 2000 compliant by May 31, 1999, it currently has no contingency plans for system issues in place beyond its normal disaster recovery procedures. As a precaution, ARM is developing a contingency and business resumption plan to address various logistic concerns with its facilities. The contingency and business resumption plan is scheduled for completion no later than September 30, 1999.

Although ARM anticipates no major interruption of business activities, that will depend, in part, upon the activity of third parties. Even though ARM has assessed and continues to assess third party issues, it has no direct ability to influence the compliance actions of such parties. Accordingly, while ARM believes its actions in this regard should have the effect of reducing Year 2000 risks, it is unable to eliminate them or to estimate the ultimate effect Year 2000 risks will have on the Company's operations.

The estimated date on which ARM believes it will complete its Year 2000 compliance efforts, and the expenses related to ARM's Year 2000 compliance efforts are based upon management's best estimates, which were based on assumptions of future events, including the availability of certain resources, third party modification plans and other factors. There can be no assurance that these results and estimates will be achieved, and the actual results could materially differ from those anticipated.

                                       PART C

                                 OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS INCLUDED IN PART A:

          Part 1 - Financial Information

          FINANCIAL STATEMENTS INCLUDED IN PART B:

          SEPARATE ACCOUNT II:

          Report of Independent Auditors
          Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the Year Ended December 31, 1998 Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997
          Notes to Financial Statements

          NATIONAL INTEGRITY LIFE INSURANCE COMPANY:

          Report of Independent Auditors
          Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997 Statements of Income (Statutory Basis) for the Years Ended
               December 31, 1998 and 1997
          Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended
               December 31, 1998 and 1997
          Statements of Cash Flows (Statutory Basis) for the Years Ended
               December 31, 1998 and 1997
          Notes to Financial Statements (Statutory Basis)

(b)       EXHIBITS:

          The following exhibits are filed herewith:

          1. Resolutions of the Board of Directors of National Integrity Life Insurance Company (NATIONAL INTEGRITY) and Certification of Chief Executive Officer authorizing the establishment of the Separate Account II, the Registrant. Incorporated by reference from Registrant's registration statement filed on August 20, 1992.

          2.        Not applicable.

          3.(a) Form of Selling/General Agent Agreement among National Integrity, Integrity Financial Services, Inc. (IFS) and Painewebber Incorporated, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-4 filed October 23, 1992.

          3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

          4.(a) Form of trust agreement. Incorporated by reference from Registrant's registration statement filed on August 20, 1992.

          4.(b) Form of group variable annuity contract. Incorporated by reference from Form N-4 registration statement (File No. 33-56658).

          4.(c) Form of variable annuity certificate. Incorporated by reference from Form N-4 registration statement (File No. 33-56658).

          4.(d) Form of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's registration statement filed on October 23, 1992.

          5. Form of application. Incorporated by reference from post-effective amendment no.1to Registrant's Form S-1 registration statement (File No. 33-51122).

          6.(a) Certificate of Incorporation of National Integrity. Incorporated by reference from
Registrant's Form N-4 registration statement (File No. 33-33119).

          6.(b) By-Laws of National Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-33119).

          7.(a) Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51126), filed on April 28, 1995.

          7.(b) Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

          8.(a) Form of Participation Agreement among Integrity Series Fund, Inc., National Integrity and IFS incorporated by reference to Registrant's registration statement on Form N-4 filed August 20, 1992.

          8.(b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-8905), filed on March 2, 1992.

          8.(c) Participation Agreement Among Variable Insurance Products Fund II, FDC and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-8905), filed on March 2, 1992.

          8.(d) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and National Integrity. Incorporated by reference from Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-56658), filed on May 1, 1996.

          8.(e) Participation Agreement Among Variable Insurance Products Fund III, FDC and National Integrity. Incorporated by reference from Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-56658) filed on May 6, 1998.

          8.(f) Form of Participation Agreement Among BT Insurance Funds Trust, Bankers Trust Company and National Integrity.

          8.(g) Form of Participation Agreement Among Insurance Series, Federated Securities Corp. and National Integrity.

          8.(h) Form of Participation Agreement Between Janus Aspen Series and National Integrity.

          8.(i) Form of Participation Agreement Between JPM Series Trust II and National Integrity.

          8.(j) Form of Participation Agreement Between Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and Integrity.

          8.(k) Form of Participation Agreement Between Select Ten Plus, LLC, National Integrity and ARM Securities Corporation.

          9. Opinion and Consent of Kevin L. Howard. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51126), filed on October 22, 1997.

          10.       Consents of Ernst & Young LLP

          11.       Not applicable.

          12.       Not applicable.

          13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

          14.       Not applicable.

ITEM 25.       DIRECTORS AND OFFICERS OF THE DEPOSITOR

               Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor.

DIRECTORS:

Name and Principal                           Position and Offices with
Business Address                             National Integrity
------------------                           -------------------------

David F. Babbel                              Director
The Wharton School at the
University of Pennsylvania
2300 Steinberg Hall - Dietrich Hall
Philadelphia, PA 19104

Dennis L. Carr                               Director, Executive Vice President
and
ARM Financial Group Inc.                     Chief Actuary
515 West Market Street
Louisville, KY 40202

Daniel J. Downing                            Director
National Integrity Life Insurance Company
15 Matthews Street, Suite 200
Goshen, NY 10924

Dudley J. Godfrey, Jr.                       Director
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202-3590

Donald B. Henderson, Jr.                     Director
LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street
New York, New York  10019-4513

Michael F. Holland                           Director
Holland & Company, L.L.C.
375 Park Avenue
New York, NY 10152

Mark V. Kaminski                             Director
Commonwealth Industries
500 West Jefferson Street
Citizens Plaza
Louisville, KY 40202

Edward D. Powers                             Director
6064 Shipyard Lane
Easton, Maryland  21601

Colin F. Raymond                             Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas
New York, New York  10020

Martin H. Ruby                               Director, Chairman of the Board and
ARM Financial Group Inc.                     Chief
515 West Market Street                       Executive Officer
Louisville, Kentucky  40202

Irwin T. Vanderhoof                          Director
18 Two Bridges Road
Towaco, New Jersey

John R. Lindholm                             Director and President
ARM Financial Group, Inc.
515  West Market Street
Louisville, Kentucky  40202

Edward L. Zeman                              Director, Executive Vice President
and
ARM Financial Group, Inc.                    Chief
515 West Market Street                       Financial Officer
Louisville, Kentucky  40202


SELECTED OFFICERS:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville, Kentucky 40202.)


Name and Principal Business Address          Position and Offices with National Integrity
-----------------------------------          --------------------------------------------
John R. McGeeney                             Executive Vice President, General Counsel
David E. Ferguson                            Executive Vice President and Chief Technology Officer

Michael A. Cochran                           Tax Officer

Peter S. Resnik                              Treasurer

Barry G. Ward                                Controller


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH NATIONAL INTEGRITY OR REGISTRANT

     National Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio stock life insurance corporation. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and disbursing agency.

          In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial. On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.


ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of January 31, 1998 there were 1,750 contract owners of Separate Account II of National Integrity.

ITEM 28.  INDEMNIFICATION

BY-LAWS OF NATIONAL INTEGRITY. National Integrity's By-Laws provide, in Article VII, as follows:

     7.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

     (a) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director, officer, employee or incorporator of the Company shall be indemnified by the Company;

     (b) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

     (c) the related expenses of any such person in any other of said categories may be advanced by the Company.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

     SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

     SECTION 4.02   INSURANCE.     The Corporation may purchase and maintain
insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

AGREEMENTS. National Integrity and ARM Securities, including each director, officer, and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling Agreement and Section 9 of the Form of Variable Contract Selling Agreement incorporated as Exhibit 3(a) to this Registration Statement. Those sections are incorporated by reference into this response. In addition, National Integrity and ARM Securities, including each director, officer and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreements incorporated as Exhibits 8(a) and 8(b) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of National Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part
C).

INSURANCE. The directors and officers of National Integrity and ARM Securities are insured under a policy, issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  ARM Securities is the principal underwriter for Separate Account
II. ARM Securities also serves as an underwriter for Separate Account I of National Integrity, Separate Accounts I and II of Integrity, and The Legends Fund, Inc. National Integrity is the Depositor of Separate Accounts I, II and VUL.

          (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities, are as follows:

Name and Principal Business Address     Position and Offices with Arm Securities
-----------------------------------     ----------------------------------------
Edward J. Haines                        Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                        Director, Secretary, General Counsel and
Compliance Officer
515 West Market Street
Louisville, Kentucky  40202

Peter S. Resnik                         Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                          Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                           Vice President
1550 East Shaw #120
Fresno, California  93710

Ronald Geiger                           Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                           Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                      Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                         Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                         Marketing Officer
515 West Market Street
Louisville, Kentucky  40202


     (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by National Integrity at 515 West Market Street, Louisville, Kentucky 40202 or 15 Matthews Street, Suite 200, Goshen, New York 10924.

ITEM 31.  MANAGEMENT SERVICES

     The contract under which management-related services are provided to National Integrity is discussed under Part 1 of Part B.

ITEM 32.  UNDERTAKINGS

          The Registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     National Integrity represents that aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Integrity.

                                      SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on the 21st day of April, 1999.

                                SEPARATE ACCOUNT II OF
                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Registrant)

                    By:  National Integrity Life Insurance Company
                                     (Depositor)



                       By: /s/ John R. Lindholm
                        ------------------------------------
                                   John R. Lindholm
                                      President

                     NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)


                               By: /s/ John R. Lindholm
                                --------------------
                                   John R. Lindholm
                                      President

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 21st day of April, 1999

                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)

                               By: /s/ John R. Lindholm
                                --------------------
                                   John R. Lindholm
                                      President


As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:  /s/ John R. Lindholm
                              --------------------
                              John R. Lindholm, President
                              Date:  04/21/99


PRINCIPAL FINANCIAL OFFICER:  /s/ Edward L. Zeman
                              --------------------
                              Edward L. Zeman, Executive Vice President-
                                 Chief Financial Officer
                              Date: 04/21/99

PRINCIPAL ACCOUNTING OFFICER: /s/ Barry G. Ward
                              ------------------------
                              Barry G. Ward, Controller
                              Date: 04/21/99

DIRECTORS:

/s/ John R. Lindholm                    /s/ Edward L. Zeman
-------------------------------         -------------------------------
John R. Lindholm                        Edward L. Zeman
Date: 04/21/99                          Date: 04/21/99

/s/ Martin H. Ruby                      /s/ Donald B. Henderson, Jr.
-------------------------------         -------------------------------
Martin H. Ruby                          Donald B. Henderson, Jr.
Date: 04/21/99                          Date: 04/21/99

/s/ Irwin T. Vanderhoof                 /s/ Edward D. Powers
-------------------------------         -------------------------------
Irwin T. Vanderhoof                     Edward D. Powers
Date: 04/21/99                          Date: 04/21/99

/s/ Dudley J. Godfrey, Jr.              /s/ David F. Babbel
-------------------------------         -------------------------------
Dudley J. Godfrey, Jr.                  David F. Babbel
Date: 04/21/99                          Date: 04/21/99

/s/ Dennis L. Carr                      /s/ Daniel J. Downing
-------------------------------         -------------------------------
Dennis L. Carr                          Daniel J. Downing
Date:  04/21/99                         Date: 04/21/99

/s/ Michael F. Holland                  /s/ Mark V. Kaminski
-------------------------------         -------------------------------
Michael F. Holland                      Mark V. Kaminski
Date: 04/21/99                          Date: 04/21/99

/s/ Colin F. Raymond
-------------------------------
Colin F. Raymond
Date: 04/21/99

                                    Exhibit Index


          8.(f) Form of Participation Agreement Among BT Insurance Funds Trust, Bankers Trust Company and National Integrity.

          8.(g) Form of Participation Agreement Among Insurance Series, Federated Securities Corp. and National Integrity.

          8.(h) Form of Participation Agreement Between Janus Aspen Series and National Integrity.

          8.(i) Form of Participation Agreement Between JPM Series Trust II and National Integrity.

          8.(j) Form of Participation Agreement Between Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and Integrity.

          8.(k) Form of Participation Agreement Between Select Ten Plus, LLC, National Integrity and ARM Securities Corporation.

          10.       Consents of Ernst & Young LLP